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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2009 through November 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Floating
Rate Trust
--------------------------------------------------------------------------------
Annual Report | November 30, 2010
--------------------------------------------------------------------------------

Ticker Symbol: PHD


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Schedule of Investments                                                       12
Financial Statements                                                          39
Notes to Financial Statements                                                 44
Report of Independent Registered Public Accounting Firm                       53
Approval of Investment Advisory Agreement                                     55
Trustees, Officers and Service Providers                                      59


                       Pioneer Floating Rate Trust | Annual Report | 11/30/10  1

President's Letter

Dear Shareowner,

Through the first eleven months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged, equities at the end of November 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2   Pioneer Floating Rate Trust | Annual Report | 11/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/10  3

Portfolio Management Discussion | 11/30/10

An improving economy helped lift corporate profits and provide a favorable backdrop for investing in floating-rate bank loans during the 12 months ended November 30, 2010. While most bank loans produced healthy returns, lower-rated loans generated superior returns as investors grew more confident and sought opportunities for more generous yields. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the 12-month period. Mr. Sharkey, vice president, is a member of Pioneer's Fixed-Income Department and, is responsible for the daily management of the Trust.

Q  How did the Trust perform during the 12 months ended November 30, 2010?

A Pioneer Floating Rate Trust produced a total return of 18.10% at net asset value, and 22.63% at market price for the 12 months ended November 30, 2010, while the Trust's benchmark, the Credit Suisse (CS) Leveraged Loan Index (the Credit Suisse Index), returned 11.44%. Unlike the Trust, the Credit Suisse Index is not leveraged. On November 30, 2010, the Trust's 30-day SEC yield was 9.22%.

   At November 30, 2010, the Trust was selling at a premium of market price-to-net asset value of 5.11%. Unlike open-ended funds, the market prices of closed-end funds go up and down based on supply and demand, irrespective of a closed-end fund's net asset value per share. It is not unusual to find closed-end funds trading at a discount or premium to their net asset value. During the 12-month period, we reduced the Trust's dividend rate. The need to reduce the dividend rate was the combination of the following factors: replacement of higher yielding loans that were refinanced with lower yielding loans, overall lower yields resulting from market spread compression during the year and, to a lesser extent, the impact of some defaulted loans during the period.

Q What led to the Trust's strong relative performance compared with the CS Index over the 12 months ended November 30, 2010?

A The Trust's superior performance derived both from the change in direction of the Trust's investments to reduce risk in a higher default rate environment, a continued rally in riskier assets, good security selection in floating-rate loans, especially among lower-rated investments and from the Trust's ability to use leverage provided by preferred shares to invest in additional floating-rate loans. Leverage amplifies the Trust's results when the Trust's


4   Pioneer Floating Rate Trust | Annual Report | 11/30/10
   investments pay at higher rates than the dividend rates payable on the preferred shares as was the case during the 12 months ended November 30, 2010. While the use of leverage can increase investment opportunity it can also increase investment risk. At the end of the Trust's fiscal year, on November 30, 2010, approximately 36% of the Trust's total investment portfolio was financed by borrowing. As stated above, unlike the Trust, the CS Index is not leveraged.

Q  Can you comment on the use of leverage in the Trust's portfolio?

A We believe the use of leverage for investment purposes can increase investment opportunity, as well as investment risk. The Trust uses financial leverage primarily in an effort to increase dividend yield to common shareowners. The Trust uses auction-rate preferred shares as a low-cost way of borrowing to provide leverage for the Trust. Leverage was a contributor to performance relative to the benchmark CS Leveraged Loan Index over the Trust's fiscal year ended November 30, 2010.

Q What was the investment environment like for floating-rate bank loans during the 12 months ended November 30, 2010?

A Floating-rate bank loans performed well, as investors were attracted by continued discounted prices, which afforded the opportunity for capital appreciation, yields that were above average from a historical perspective, and expectations that an improving economy would help corporations grow their earnings and meet their debt obligations. Giving further support to bank loan prices were low new default rates and the ability of many corporations to refinance their debts by retiring bank loans and issuing new corporate bonds. The generally positive environment for floating-rate loans did encounter some turbulence in the spring of 2010, due to problems in Europe and an apparent slowing of the domestic economic recovery. Investors became increasingly worried that the economic recovery might falter. Compounding those worries were severe debt problems in Greece and several other European nations, which created fears that financial problems in Europe could undermine the global economy. The concerns about the domestic recovery abated in the late summer of 2010. As more positive economic news appeared and the Federal Reserve System (the Fed) Chairman Ben Bernanke, in August 2010, outlined new plans to inject more liquidity into the market. Meanwhile, a rescue plan for its troubled members put forth by the European Union appeared to calm anxieties about the potentially contagious consequences of a European financial crisis. As a consequence, bank loans again performed well during the closing months of the 12-month period. Loans also held up well when the high-yield market sold off in November.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/10  5

Q What were your principal strategies in managing the Trust during the 12 months ended November 30, 2010?

A We continued to pay careful attention to individual security analysis in making investments for the Trust. While the generally positive environment provided a favorable backdrop for our strategy, the Trust did experience some loan investments that were called back by their issuing corporations because they were able to refinance their debt with new high-yield bond issues. The Trust profited from those transactions, although the portfolio did lose some of its higher-yielding holdings as a result. In the current low-interest-rate environment, new loan investments have tended to be higher-rated and lower-yielding than the loans that were repaid. As the process unfolded over the 12 months ended November 30, 2010, the Trust's investments in loans rated CCC, for example, declined from 7% of the Trust's total investment portfolio to 1.3%. In general, the Trust's new loan investments tended to have superior credit structures and better investor protections than their predecessors. By industry, we tended to focus the Trust's portfolio more on investments in loans to companies that we feel should benefit from a growing economy, while cutting back on investments in more defensive industries. We increased the Trust's exposure to the capital goods, information technology, and non-durable consumer industries, while reducing investments in broadcast services and health care loans. We also continued to work down over-concentrations that had achieved return targets.

Q What were some of the individual investments that most affected the Trust's performance over the 12 months ended November 30, 2010?

A Three of the Trust's top-performing investments during the 12-month period were also among the Trust's larger holdings, which were loans to Seven Media, an Australian broadcasting firm that enjoyed improved operating results; Level 3 Communications, a corporation that provides the fiber-optic infrastructure for telecommunication and internet transmissions; and Spirit Finance, a commercial real estate corporation whose prospects improved as the real estate market stabilized. Also supporting the Trust's performance results during the period were investments in loans to Ford Motor, which has been the most profitable of the American auto companies; Hargray Communications, a regional telecommunication services provider; Sirva, a trucking and logistics corporation whose operations include Allied Van Lines, North American Van Lines and Global Van Lines; and Delphi Holdco, an automotive parts company that successfully emerged from bankruptcy.

   Several of the Trust's loan investments did produce disappointing returns during the 12 months ended November 30, 2010, however. The poorer-performing investments included loans to the movie production company

6   Pioneer Floating Rate Trust | Annual Report | 11/30/10

   MGM, and to Home Interiors and Gifts, which markets home decorative items. Both corporations filed for bankruptcy protection. In addition, the value of loans to Grace Way Pharmaceutical declined when the company lost a drug patent fight. The declining value of the euro currency in the first half of the period also contributed to poor results from the Trust's positions in loans to some European corporations, including a cable communications operator and a phone directory publisher whose loans were denominated in the euro.

Q  What is your investment outlook?

A We believe that floating-rate bank loans should continue to perform well as the economy continues to expand. As the Trust's new fiscal year began, bank loans appeared attractive relative to other asset classes, as their default rates remained low and many loans still were selling at discounts to their par (face) values. An improved economy should lead to continued lower defaults, which when coupled with the prospect of rate increases by the Fed should make investor demand for loans increase. More investor demand could also lead to a stronger secondary market for loans and at the current discounts could lead to additional returns.

   We also think the late-2010 agreement to extend existing income tax rates should be good for the economy. We expect the economy to continue to grow, lifting corporate profits. We also think that more bank loans may be called back by their issuers, at a profit to investors, as merger-and-acquisition activity rises in an improving economy. All of those factors should, in our opinion, benefit investments in floating-rate loans.

Please refer to the Schedule of Investments on pages 12-38 for a full listing of Trust securities.

Information regarding the Trust's principal investment risks is contained in the Trust's original offering prospectus and shareowner reports from time to time. Please refer to these documents when considering the Trust's risks.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk


                       Pioneer Floating Rate Trust | Annual Report | 11/30/10 7 that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's adviser as of the date of this report. These statements should not be relied upon for any other purposes.


8   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Portfolio Summary | 11/30/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                84.7%
Corporate Bonds                      7.8%
Common Stocks                        3.4%
Temporary Cash Investments           2.8%
Collateralized Loan Obligations      1.0%
Rights/Warrants                      0.3%



Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings.)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A                                    0.1%
BBB                                  3.2%
BB                                  34.5%
B                                   45.3%
CCC                                  1.3%
CC                                   0.1%
C                                    0.2%
D                                    0.8%
NR*                                 11.7%
Cash Equivalents                     2.8%

The Trust is actively managed and current holdings may be different.

* These securities are judged to be similar but slightly lower in quality than the average of the total investment portfolio.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**


    1.    SMG H5 Pty, Ltd., Facility Term Loan A, 7.1628%, 12/24/12                    3.08%
    2.    Delphi DIP Holdco LLP, Class B Subscription                                  2.78
    3.    Broadstripe LLC, First Lien Term Loan, 0.0%, 6/30/11                         2.00
    4.    Univision Communications, Inc., Extended Term Loan, 4.5063%, 3/31/17         1.88
    5.    Ford Motor Co., Tranche B-1 Term Loan, 3.0375%, 12/15/13                     1.82
    6.    Cequel Communications LLC, Term Loan, 2.2534%, 11/5/13                       1.57
    7.    Azithromycin Royalty Sub LLC, 16.0%, 5/15/19 (144A)                          1.54
    8.    HCA, Inc., Tranche B-2 Term Loan, 3.5394%, 3/31/17                           1.31
    9.    Celtic Pharma Phinco B.V., 17.0%, 6/15/12 (144A)                             1.27
   10.    Level 3 Financing, Inc., Tranche A Term Loan, 2.5391%, 3/13/14               1.24

** This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/10  9

Prices and Distributions | 11/30/10

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    11/30/10                   11/30/09
--------------------------------------------------------------------------------
                                    $ 13.16                    $ 11.54
--------------------------------------------------------------------------------
Premium                                5.11%                      1.23%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    11/30/10                   11/30/09
--------------------------------------------------------------------------------
                                    $ 12.52                    $ 11.40
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/09-11/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Net
 Investment           Tax Return           Short-Term        Long-Term
   Income            of Capital           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
$  0.883               $ --                 $ --               $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               11/30/10         11/30/09
--------------------------------------------------------------------------------
Distribution Yield at Market Price               6.71%            10.14%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value            7.05%            10.26%
--------------------------------------------------------------------------------
30-day SEC Yield                                 9.22%             8.00%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.


10   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Performance Update | 11/30/10

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse (CS) Leveraged Loan Index, an index of senior secured U.S. dollar denominated loans.


 Cumulative Total Returns
 (As of November 30, 2010)
--------------------------------------------------------------------------------
                                                Net Asset       Market
                                                Value           Value
--------------------------------------------------------------------------------
 Life-of-Trust
 (12/23/04)                                     19.77%          19.97%
--------------------------------------------------------------------------------
 5 Years                                        13.63           32.96
--------------------------------------------------------------------------------
 1 Year                                         18.10           22.63
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                    Pioneer Floating           CS Leveraged
                                       Rate Trust               Loan Index
12/04                                    10000                    10000
11/05                                     9023                    10462
11/06                                    10913                    11199
11/07                                    10692                    11463
11/08                                     5122                     8514
11/09                                     9783                    11557
11/10                                    11997                    12879

Index comparison begins on 12/31/04.


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value (NAV), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher than market price, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.


The CS Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The index began in January 1992. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. Unlike the Trust, the index is not leveraged. It is not possible to invest directly in an index.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  11

Schedule of Investments | 11/30/10


-----------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                     Value
-----------------------------------------------------------------------------------------------------
                                          COLLATERALIZED LOAN
                                          OBLIGATIONS -- 1.6% of Net Assets
                                          BANKS -- 1.6%
                                          Diversified Banks -- 0.4%
     1,000,000(a)(b)(c)       BBB/BAA2    Primus, Ltd., 2007-2A D, 2.703%,
                                          7/15/21 (144A)                                  $   155,850
     1,000,000(a)(b)           BB/BA2     Rampart, Ltd., 2006-1A, 3.854%,
                                          4/18/21 (144A)                                      480,890
       951,289(a)(b)           BB/BA2     Stanfield McLaren, Ltd., 2007-1A B2L, 5.036%,
                                          2/27/21 (144A)                                      605,914
                                                                                          -----------
                                                                                          $ 1,242,654
-----------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- 1.2%
     1,000,000(a)(b)          BBB/BAA2    ACA, Ltd., 2007-1A D, 2.653%, 6/15/22 (144A)    $   609,220
     1,000,000(a)(b)          BBB-/B3     Goldman Sachs Asset Management Plc, 2007-1A
                                          D, 3.094%, 8/1/22 (144A)                            564,580
     1,000,000(a)(b)          BBB/BAA2    Gulf Stream Sextant, Ltd., 2007-1A D, 2.658%,
                                          6/17/21 (144A)                                      618,970
     1,000,000(a)(b)           B/CAA3     Landmark CDO, Ltd., 2007-9A E, 3.803%,
                                          4/15/21 (144A)                                      533,540
     2,000,000(a)(b)          BB+/BA3     Stone Tower, Ltd., 2007-6A C, 1.654%,
                                          4/17/21 (144A)                                    1,360,000
                                                                                          -----------
                                                                                          $ 3,686,310
                                                                                          -----------
                                          Total Banks                                     $ 4,928,964
-----------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                          (Cost $6,393,340)                               $ 4,928,964
-----------------------------------------------------------------------------------------------------
                                          SENIOR SECURED FLOATING RATE LOAN
                                          INTERESTS -- 138.3% of Net Assets*
                                          ENERGY -- 2.7%
                                          Coal & Consumable Fuels -- 0.3%
     1,000,000                 NR/NR      PT Bumi Resources Tbk, Term Loan, 11.2534%,
                                          8/7/13                                          $ 1,000,000
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.9%
     1,425,000                 B+/B2      Big West Oil LLC, Term Loan, 9.5%, 7/23/15      $ 1,457,062
       969,391(a)(d)(e)        NR/NR      TARH E&P Holdings, L.P., First Lien Second Out
                                          Credit Facility Term Loan A, 9.5%, 6/29/12          969,391
       412,203(a)(d)(e)        NR/NR      TARH E&P Holdings, L.P., Second Lien Debt Term
                                          Loan, 14.0%, 6/29/12                                391,593
                                                                                          -----------
                                                                                          $ 2,818,046
-----------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.9%
     2,636,750                BB-/Ba3     Aquilex Holdings LLC, Term Loan, 5.5%, 4/1/16   $ 2,625,763
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12   Pioneer Floating Rate Trust | Annual Report | 11/30/10

-------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.6%
    1,882,717         BB-/B3      VenoCo., Inc., Second Lien Term Loan,
                                  4.3125%, 5/7/14                                     $ 1,793,288
                                                                                      -----------
                                  Total Energy                                        $ 8,237,097
-------------------------------------------------------------------------------------------------
                                  MATERIALS -- 5.7%
                                  Aluminum -- 0.2%
      611,364         B+/Ba3      Noranda Aluminum Acquisition Corp., Term Loan
                                  B, 1.75%, 5/18/14                                   $   602,194
-------------------------------------------------------------------------------------------------
                                  Commodity Chemicals -- 0.3%
      525,313        BB+/Ba2      Celanese US Holdings LLC, Dollar Term Loan
                                  B, 1.49%, 4/2/14                                    $   523,672
      525,313        BB+/Ba2      Celanese US Holdings LLC, Dollar Term Loan
                                  C, 2.99%, 10/31/16                                      528,063
                                                                                      -----------
                                                                                      $ 1,051,735
-------------------------------------------------------------------------------------------------
                                  Construction Materials -- 0.5%
    1,492,509         BB/B2       Summit Materials Ky Acquisition LLC, Term
                                  Loan, 4.75%, 7/31/14                                $ 1,483,181
-------------------------------------------------------------------------------------------------
                                  Diversified Chemicals -- 0.9%
    1,350,000          B/B1       General Chemical Corp., Tranche B Term Loan,
                                  6.75%, 10/6/15                                      $ 1,370,250
      213,600        BB-/Ba2      Huntsman International LLC, New Dollar Term
                                  Loan B, 1.449%, 4/19/14                                 208,025
    1,355,515        BB-/Ba1      Solutia, Inc., Term Loan, 2.9%, 3/17/17               1,365,258
                                                                                      -----------
                                                                                      $ 2,943,533
-------------------------------------------------------------------------------------------------
                                  Fertilizers & Agricultural Chemicals -- 0.3%
      929,202        BBB/Ba1      CF Industries, Inc., Term Loan B-1, .0275%,
                                  4/5/15                                              $   935,136
-------------------------------------------------------------------------------------------------
                                  Metal & Glass Containers -- 0.1%
      228,000         B/Ba3       Bway Holding Co., Term Loan B, 3.749%,
                                  6/16/17                                             $   229,852
       21,375         B/Ba3       Bway Holding Co., Term Loan C, 5.99%, 6/16/17            21,549
                                                                                      -----------
                                                                                      $   251,401
-------------------------------------------------------------------------------------------------
                                  Paper Packaging -- 2.2%
      772,824         B+/B1       Graham Packaging Co., L.P., Term Loan C, 4.25%,
                                  4/5/14                                              $   780,553
    1,365,000         B+/B1       Graham Packaging Co., L.P., Term Loan D,
                                  4.25%, 9/23/16                                        1,380,640
    1,749,250        BB+/Ba3      Graphic Packaging International, Inc., Incremental
                                  Term Loan, 0.0275%, 5/16/14                           1,740,941
    2,695,750         BB+/B2      Smurfit-Stone Container Enterprises, Inc., Term
                                  Loan, 4.75%, 7/15/16                                  2,734,151
                                                                                      -----------
                                                                                      $ 6,636,285
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  13

-----------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                           Value
-----------------------------------------------------------------------------------------------------
                                     Precious Metals & Minerals -- 0.2%
       625,000           BB/B1       Fairmount Minerals, Ltd., Tranche B Term Loan,
                                     4.49%, 8/5/16                                        $   634,114
-----------------------------------------------------------------------------------------------------
                                     Specialty Chemicals -- 1.0%
     3,000,000           NR/Ba1      Chemtura Corp., Facility Term Loan, 4.0%,
                                     8/29/16                                              $ 3,026,250
                                                                                          -----------
                                     Total Materials                                      $17,563,829
-----------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 7.5%
                                     Aerospace & Defense -- 2.9%
       465,814           B+/B2       Aeroflex, Inc., Tranche B-2 Term Loan, 4.8125%,
                                     8/15/14                                              $   460,574
     1,337,607          BBB/Baa2     BE Aerospace, Inc., Tranche B Term Loan,
                                     0.0275%, 7/28/14                                       1,347,847
       757,268            B/B3       DAE Aviation Holdings, Inc., Tranche B-1 Term
                                     Loan, 3.75%, 7/31/14                                     725,084
     1,100,000           BB/Ba1      DynCorp International, Inc., Term Loan, 6.25%,
                                     7/7/16                                                 1,110,306
     1,662,277           BB/B1       Hunter Defense Technologies, Inc., Term Loan,
                                     3.25%, 8/22/14                                         1,608,253
     1,852,193(d)         B/NR       IAP Worldwide Services, Inc., First Lien Term Loan,
                                     8.25%, 12/30/12                                        1,822,095
       733,282            B/B3       Standard Aero, Ltd., Tranche B-2 Term Loan,
                                     3.75%, 7/31/14                                           702,118
       636,234           BB/Ba2      TASC, Inc., Tranche A Term Loan, 5.5%,
                                     12/18/14                                                 639,945
       322,563           BB/Ba2      TASC, Inc., Tranche B Term Loan, 5.75%,
                                     12/18/15                                                 324,377
                                                                                          -----------
                                                                                          $ 8,740,599
-----------------------------------------------------------------------------------------------------
                                     Building Products -- 1.3%
     1,725,000           BB-/NR      Armstrong World Industries, Inc., Term Loan B,
                                     0.0%, 11/22/17                                       $ 1,738,657
     1,055,085           B+/B1       Custom Building Products, Inc., Term Loan,
                                     5.75%, 3/19/15                                         1,060,360
     1,155,000           B+/B1       Goodman Global, Inc., Initial Term Loan, 4.0%,
                                     10/28/16                                               1,166,335
                                                                                          -----------
                                                                                          $ 3,965,352
-----------------------------------------------------------------------------------------------------
                                     Construction & Engineering -- 0.4%
     1,359,924         BBB-/Baa3     URS Corp., Tranche B Term Loan, 2.249%,
                                     5/15/13                                              $ 1,360,340
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14   Pioneer Floating Rate Trust | Annual Report | 11/30/10

-------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------
                                  Construction & Farm Machinery & Heavy Trucks -- 1.1%
    1,492,626        BB+/Ba2      Bucyrus International, Inc., Tranche C U.S. Dollar
                                  Term Loan, 0.0275%, 2/19/16                         $ 1,502,881
    1,713,578         BB/Ba2      Manitowoc Co., Inc., Term Loan B, 5.0%,
                                  11/6/14                                               1,738,425
                                                                                      -----------
                                                                                      $ 3,241,306
-------------------------------------------------------------------------------------------------
                                  Electrical Components & Equipment -- 1.0%
    2,055,000         B+/B1       Pelican Products, Inc., Term Loan B, 0.0%,
                                  11/18/16                                            $ 2,065,275
      895,500         B+/B1       Scotsman Industries, Inc., Term Loan, 5.75%,
                                  4/30/16                                                 898,298
                                                                                      -----------
                                                                                      $ 2,963,573
-------------------------------------------------------------------------------------------------
                                  Industrial Conglomerates -- 0.4%
      982,051        BB+/Ba1      Kansas City Southern Railway Co., Advance Term
                                  Loan B, 1.75%, 4/28/13                              $   967,321
      350,000         BB/Ba2      Pinafore LLC, Term Loan B, 6.75%, 9/29/16               354,731
                                                                                      -----------
                                                                                      $ 1,322,052
-------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.4%
    1,350,000         B+/B1       Alliance Laundry Systems LLC, Term Loan, 6.25%,
                                  9/30/16                                             $ 1,367,438
                                                                                      -----------
                                  Total Capital Goods                                 $22,960,660
-------------------------------------------------------------------------------------------------
                                  COMMERCIAL & PROFESSIONAL SERVICES -- 5.4%
                                  Commercial Printing -- 0.5%
       38,851        BB-/Ba2      Cenveo Corp., Delayed Draw Term Loan, 4.49%,
                                  6/21/13                                             $    38,766
    1,360,798         BB/Ba2      Cenveo Corp., Facility Term Loan C, 4.49%,
                                  6/21/13                                               1,357,822
                                                                                      -----------
                                                                                      $ 1,396,588
-------------------------------------------------------------------------------------------------
                                  Diversified Commercial & Professional Services -- 1.5%
      962,500         BB/Ba3      Aramark Canada, Ltd., Canadian Term Loan,
                                  1.874%, 1/26/14                                     $   885,500
    3,874,395          B/B2       Cydcor, Inc., First Lien Tranche B Term Loan,
                                  9.0%, 2/5/13                                          3,683,097
                                                                                      -----------
                                                                                      $ 4,568,597
-------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 1.6%
      874,394        BB-/Ba3      Allied Security Holdings LLC, Term Loan, 7.75%,
                                  2/20/15                                             $   879,859
    1,695,750         BB-/B1      InfoGroup, Inc., Term Loan B, 6.25%, 7/1/16           1,708,468
      395,897        BB+/Ba1      Iron Mountain, Inc., Initial Term Loan, 1.499%,
                                  4/16/14                                                 399,856


The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  15

---------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                     Diversified Support Services -- (continued)
     1,985,622           B+/Ba3      Language Line LLC, Tranche B Term Loan,
                                     5.5%, 11/4/15                                      $ 1,971,971
                                                                                        -----------
                                                                                        $ 4,960,154
---------------------------------------------------------------------------------------------------
                                     Environmental & Facilities Services -- 0.7%
     1,736,875           B+/Ba3      Advanced Disposal Services, Inc., Term Loan B,
                                     6.0%, 1/14/15                                      $ 1,749,902
       419,688           BB/Ba2      Casella Waste Systems, Inc., Term Loan B, 5.0%,
                                     4/9/14                                                 423,360
                                                                                        -----------
                                                                                        $ 2,173,262
---------------------------------------------------------------------------------------------------
                                     Research & Consulting Services -- 0.8%
     2,488,882           BB/B1       Wyle Services Corp., Incremental Term Loan,
                                     5.75%, 3/25/16                                     $ 2,501,326
---------------------------------------------------------------------------------------------------
                                     Security & Alarm Services -- 0.3%
       982,115           BB/B1       Protection One, Inc., Term Loan, 6.0%, 6/4/16      $   982,115
                                                                                        -----------
                                     Total Commercial & Professional Services           $16,582,042
---------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 2.8%
                                     Airlines -- 1.8%
       970,000          BB-/Ba2      Delta Airlines, Inc., Credit-Linked Deposit Loan,
                                     0.02%, 4/30/12                                     $   951,004
       469,091            B/B2       Delta Airlines, Inc., Second Lien Term Loan,
                                     3.5391%, 4/30/14                                       453,552
       891,000          BB-/Ba2      Delta Airlines, Inc., Term Loan, 6.75%, 9/27/13        901,978
     3,600,000           B+/B3       US Airways Group, Inc., Term Loan, 2.5%,
                                     3/21/14                                              3,238,715
                                                                                        -----------
                                                                                        $ 5,545,249
---------------------------------------------------------------------------------------------------
                                     Marine -- 0.4%
     1,250,000           BB-/B1      Horizon Lines LLC, Term Loan, 2.99%, 8/8/12        $ 1,206,250
---------------------------------------------------------------------------------------------------
                                     Trucking -- 0.6%
       433,406(d)         B/B2       SIRVA Worldwide, Inc., Revolving Credit Loan,
                                     6.5%, 5/12/12                                      $   296,883
     2,675,798(d)        BB/Ba3      SIRVA Worldwide, Inc., Second Lien Term Loan,
                                     7.0%, 5/12/15                                          735,845
     1,105,635(d)         B/B2       SIRVA Worldwide, Inc., Term Loan, 6.5%,
                                     5/12/12                                                878,980
                                                                                        -----------
                                                                                        $ 1,911,708
                                                                                        -----------
                                     Total Transportation                               $ 8,663,207
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16   Pioneer Floating Rate Trust | Annual Report | 11/30/10

----------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 6.3%
                                                 Auto Parts & Equipment -- 3.4%
           2,867,779                  B/B2       Allison Transmission, Inc., Term Loan, 0.0275%,
                                                 8/7/14                                              $ 2,775,090
             719,519                 B+/Ba3      Federal-Mogul Corp., Tranche B Term Loan,
                                                 0.0193%, 12/29/14                                       650,864
             367,101                 B+/Ba3      Federal-Mogul Corp., Tranche C Term Loan,
                                                 0.0193%, 12/28/15                                       332,074
             487,500                 B+/B3       HHI Group Holdings LLC, Term Loan, 10.5%,
                                                 3/30/15                                                 497,250
           3,858,839                 B+/B1       Key Safety Systems, Inc., First Lien Term Loan,
                                                 2.49%, 3/8/14                                         3,595,956
             748,125                BB-/Ba2      Tenneco, Inc., Tranche B Term Loan, 4.75%,
                                                 6/3/16                                                  753,025
           1,800,000                 B/Ba3       United Components, Inc., Term Loan, 6.25%,
                                                 3/23/17                                               1,821,150
                                                                                                     -----------
                                                                                                     $10,425,409
----------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 2.9%
           8,960,378                BB/Baa3      Ford Motor Co., Tranche B-1 Term Loan,
                                                 0.0275%, 12/15/13                                   $ 8,886,903
                                                                                                     -----------
                                                 Total Automobiles & Components                      $19,312,312
----------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 1.1%
                                                 Apparel, Accessories & Luxury Goods -- 0.3%
             946,309                BBB/Ba2      Phillips-Van Heusen Corp., U.S. Tranche B Term
                                                 Loan, 2.99%, 5/6/16                                 $   958,874
----------------------------------------------------------------------------------------------------------------
                                                 Homebuilding -- 0.2%
           2,369,368(c)(d)           NR/NR       Ginn LA Conduit Lender, Inc., First Lien Tranche A
                                                 Credit-Linked Deposit Loan, 0.0%, 6/8/11            $   136,239
           5,077,235(c)(d)           NR/NR       Ginn LA Conduit Lender, Inc., First Lien Tranche B
                                                 Term Loan, 0.0%, 6/8/11                                 291,941
           1,000,000(a)(c)(f)        BB-/B1      WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                                 7.75%, 7/30/09                                          285,000
           4,500,000(a)(c)(f)       BB-/Caa2     WAICCS Las Vegas 3 LLC, Second Lien Term
                                                 Loan, 13.25%, 7/30/09                                    28,125
                                                                                                     -----------
                                                                                                     $   741,305
----------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.2%
             498,149                BB+/Ba1      Jarden Corp., Term Loan B-3, 2.5%, 1/24/12          $   497,371
----------------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.4%
           1,096,552                BB-/Ba3      SRAM LLC, Term Loan, 5.0102%, 4/30/15               $ 1,102,034
                                                                                                     -----------
                                                 Total Consumer Durables & Apparel                   $ 3,299,584
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  17

------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                         Value
------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 7.6%
                                  Casinos & Gaming -- 1.0%
    1,191,000         B/Caa1      Harrah's Operating Co., Inc., Term Loan B-4,
                                  9.5%, 10/31/16                                     $ 1,234,620
    1,250,000         B/Caa1      Harrahs Operating Co., Inc., Term Loan B-1,
                                  3.2884%, 1/28/15                                     1,095,486
      715,085        BB+/Ba2      Penn National Gaming, Inc., Term Loan B, 1.75%,
                                  10/3/12                                                712,204
                                                                                     -----------
                                                                                     $ 3,042,310
------------------------------------------------------------------------------------------------
                                  Education Services -- 1.6%
    3,896,612        BB-/Ba2      Bright Horizons Family Solutions, Inc., Tranche B
                                  Term Loan, 7.5%, 5/28/15                           $ 3,916,095
      994,872         B+/B2       Cengage Learning Acquisitions, Inc., Term Loan,
                                  2.54%, 7/3/14                                          920,256
                                                                                     -----------
                                                                                     $ 4,836,351
------------------------------------------------------------------------------------------------
                                  Hotels, Resorts & Cruise Lines -- 0.4%
    1,145,803          B/B3       Yellowstone Mountain Club LLC, Senior First Lien
                                  Term Loan, 6.0%, 7/16/14                           $ 1,122,887
------------------------------------------------------------------------------------------------
                                  Leisure Facilities -- 1.0%
    1,745,625        BB-/Ba2      Cedar Fair, L.P., Term Loan, 4.0%, 12/15/16        $ 1,768,692
    1,486,861         B+/Ba2      Universal City Development Partners, Ltd., Term
                                  Loan, 5.5%, 11/6/14                                  1,501,569
                                                                                     -----------
                                                                                     $ 3,270,261
------------------------------------------------------------------------------------------------
                                  Restaurants -- 2.0%
    1,650,000        BB-/Ba3      Burger King Corp., Tranche B Term Loan, 6.25%,
                                  10/19/16                                           $ 1,674,303
      424,292        BB-/Ba2      DineEquity, Inc., Term Loan, 4.49%, 10/19/17           430,786
    3,500,000          B/B1       Dunkin' Brands, Inc., Term Loan B, 5.75%,
                                  11/15/17                                             3,538,283
      498,750         BB/Ba2      Wendy's/Arby's Restaurants LLC, Term Loan,
                                  5.0%, 5/24/17                                          501,794
                                                                                     -----------
                                                                                     $ 6,145,166
------------------------------------------------------------------------------------------------
                                  Specialized Consumer Services -- 1.6%
      955,177         B+/Ba3      Adesa, Inc., Initial Term Loan, 0.0275%,
                                  10/21/13                                           $   951,147
    3,880,325         B+/B1       Web Service Co., LLC, Term Loan, 7.0%, 8/28/14       3,875,474
                                                                                     -----------
                                                                                     $ 4,826,621
------------------------------------------------------------------------------------------------
                                  Total Consumer Services                            $23,243,596
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18   Pioneer Floating Rate Trust | Annual Report | 11/30/10

---------------------------------------------------------------------------------------------------------------------
Principal                               S&P/Moody's
Amount                                  Ratings
USD ($)                                 (unaudited)                                                        Value
---------------------------------------------------------------------------------------------------------------------
                                                        MEDIA -- 26.8%
                                                        Advertising -- 2.2%
               1,492,500                    B+/Ba3      Advantage Sales & Marketing, Inc., First Lien
                                                        Term Loan, 5.0%, 5/5/16                           $ 1,494,366
               3,482,500                   BB-/Ba2      Affinion Group, Inc., Tranche B Term Loan, 5.0%,
                                                        10/9/16                                             3,467,988
               1,970,000                   BB/Baa3      Lamar Media Corp., Term Loan B, 2.99%,
                                                        12/30/16                                            1,987,226
                                                                                                          -----------
                                                                                                          $ 6,949,580
---------------------------------------------------------------------------------------------------------------------
                                                        Broadcasting -- 9.0%
               1,335,895                     B/B2       FoxCo Acquisition Sub LLC, Term Loan, 4.25%,
                                                        7/14/15                                           $ 1,322,528
                 836,206(a)                 NR/NR       New Young Broadcasting Holding Co., Term Loan,
                                                        8.0%, 6/30/15                                         840,734
      AUD     16,466,037                    B-/B2       SMG H5 Pty, Ltd., Facility Term Loan A, 2.125%,
                                                        12/28/12                                           15,052,898
               1,286,779                    BB/Ba2      TWCC Holding Corp., Replacement Term Loan,
                                                        3.5%, 9/14/15                                       1,296,028
               9,810,414                     B/B2       Univision Communications, Inc., Extended Term
                                                        Loan, 4.25%, 3/31/17                                9,167,881
                                                                                                          -----------
                                                                                                          $27,680,069
---------------------------------------------------------------------------------------------------------------------
                                                        Cable & Satellite -- 10.9%
              19,591,675(a)(c)(d)(e)        NR/B3       Broadstripe LLC, First Lien Term Loan, 9.25%,
                                                        6/30/11                                           $ 9,795,837
               1,428,203(a)(c)(d)(e)       CCC+/B3      Broadstripe LLC, Revolver Credit Loan, 9.25%,
                                                        6/30/11                                               714,102
               7,731,809                   BB-/Ba3      Cequel Communications LLC, Term Loan,
                                                        2.2534%, 11/5/13                                    7,665,339
                 478,793                   BB+/Ba1      Charter Communications Operating LLC, Term
                                                        Loan B-1, 2.0%, 3/6/14                                469,487
               4,362,554                   BB+/Ba1      Charter Communications Operating LLC, Term
                                                        Loan C, 3.25%, 9/6/16                               4,279,395
               4,000,000                    B+/B1       Knology, Inc., 5.5%, 10/17/16                       4,020,000
               1,995,000                   BB-/Ba3      MCC Iowa LLC, Tranche F Term Loan, 2.99%,
                                                        10/23/17                                            1,983,363
               4,789,980                    B-/B1       WideOpenWest Finance LLC, First Lien Term Loan,
                                                        2.7535%, 6/30/14                                    4,468,156
                                                                                                          -----------
                                                                                                          $33,395,679
---------------------------------------------------------------------------------------------------------------------
                                                        Movies & Entertainment -- 3.8%
               2,380,607                    B+/NR       Alpha Topco, Ltd., Facility Term Loan B-1,
                                                        2.3813%, 12/31/13                                 $ 2,184,207
               1,608,032                    B+/NR       Alpha Topco, Ltd., Facility Term Loan B-2,
                                                        2.3813%, 12/31/13                                   1,475,369

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  19

----------------------------------------------------------------------------------------------------
Principal              S&P/Moody's
Amount                 Ratings
USD ($)                (unaudited)                                                        Value
----------------------------------------------------------------------------------------------------
                                       Movies & Entertainment -- (continued)
      1,347,525            B-/B1       Carmike Cinemas, Inc., Initial Term Loan, 3.5%,
                                       1/27/16                                           $ 1,355,346
      1,859,996            NR/Ba1      Cinedigm Digital Funding I LLC, Term Loan, 3.5%,
                                       4/29/16                                             1,846,046
      1,300,461             B/B3       Lodgenet Entertainment Corp., Closing Date Term
                                       Loan, 0.02%, 4/4/14                                 1,236,250
      7,734,045(c)         B/Ba3       Metro-Goldwyn-Mayer, Inc., Tranche B Term Loan,
                                       3.25%, 4/9/12                                       3,466,352
                                                                                         -----------
                                                                                         $11,563,570
----------------------------------------------------------------------------------------------------
                                       Publishing -- 0.9%
        882,788            B+/Ba3      Interactive Data Corp., Term Loan, 5.0%,
                                       1/29/17                                           $   897,221
   EURO 891,129            B/Ba3       Mediannuaire Holding, Term Loan B-2, 2.249%,
                                       10/10/14                                              780,840
   EURO 890,707            B/Ba3       Mediannuaire Holding, Term Loan C, 3.6290%,
                                       10/9/15                                               780,470
        450,994             B/B1       R.H. Donnelley, Inc., Term Loan, 5.99%,
                                       10/24/14                                              324,998
                                                                                         -----------
                                                                                         $ 2,783,529
                                                                                         -----------
                                       Total Media                                       $82,372,427
----------------------------------------------------------------------------------------------------
                                       RETAILING -- 4.7%
                                       Apparel Retail -- 0.8%
      2,500,000            B+/B1       Gymboree Corp., Term Loan, 0.0%, 11/15/17         $ 2,513,615
----------------------------------------------------------------------------------------------------
                                       Automotive Retail -- 0.2%
        500,000           BB+/Ba3      Autotrader.com, Inc., Tranche B Term Loan,
                                       4.49%, 6/14/16                                    $   502,812
----------------------------------------------------------------------------------------------------
                                       General Merchandise Stores -- 2.3%
      2,841,135           BBB-/Ba2     Dollar General Corp., Tranche B-1 Term Loan,
                                       0.0275%, 7/7/14 (144A)                            $ 2,839,999
      4,268,478            BB/Ba3      Dollar General Corp., Tranche B-2 Term Loan,
                                       0.0275%, 7/7/14 (144A)                              4,259,019
                                                                                         -----------
                                                                                         $ 7,099,018
----------------------------------------------------------------------------------------------------
                                       Oil & Gas -- 0.5%
      1,462,950           BBB-/Ba2     Pilot Travel Centers LLC, Term Loan B, 3.25%,
                                       6/30/16                                           $ 1,484,887
----------------------------------------------------------------------------------------------------
                                       Specialty Stores -- 0.9%
        945,016            BB+/B1      Sally Holdings LLC, Term Loan B, 2.25%,
                                       11/16/13                                          $   941,709
      1,980,648            B+/Ba3      Savers, Inc., Term Loan, 3.749%, 3/11/16            1,988,076
                                                                                         -----------
                                                                                         $ 2,929,785
                                                                                         -----------
                                       Total Retailing                                   $14,530,117
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20   Pioneer Floating Rate Trust | Annual Report | 11/30/10

-------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 2.0%
                                  Food Retail -- 2.0%
    1,316,250          B/B2       Bi-Lo, LLC, Facility Term Loan, 9.5%, 5/12/15       $ 1,342,575
    4,794,773         B+/Ba3      Pinnacle Foods Finance LLC, Term Loan, 2.5%,
                                  4/2/14                                                4,682,398
                                                                                      -----------
                                  Total Food & Staples Retailing                      $ 6,024,973
-------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 5.8%
                                  Agricultural Products -- 1.7%
    3,750,000         BB+/B1      Clopay Ames True Temper Holding Corp., Term
                                  Loan, 7.75%, 9/30/16                                $ 3,778,125
    1,478,864          B/B1       Wm. Bolthouse Farms, Inc., First Lien Term Loan,
                                  5.5%, 2/11/16                                         1,485,950
                                                                                      -----------
                                                                                      $ 5,264,075
-------------------------------------------------------------------------------------------------
                                  Distillers & Vintners -- 0.3%
      363,391         BB/Ba3      Constellation Brands, Inc., Extending Tranche B
                                  Term Loan, 0.0275%, 6/5/15                          $   362,645
      736,609         BB/Ba3      Constellation Brands, Inc., Non-Extending Tranche
                                  B Term Loan, 1.49%, 6/5/13                              742,364
                                                                                      -----------
                                                                                      $ 1,105,009
-------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 3.8%
      984,694         BB/Ba3      Dean Foods Co., Tranche B Term Loan, 1.499%,
                                  4/2/14                                              $   953,307
      210,706        BB-/Ba2      Dole Food Co., Inc., Tranche B-1 Term Loan,
                                  3.25%, 3/2/17                                           212,361
      523,341        BB-/Ba2      Dole, Ltd., Tranche C-1 Term Loan, 3.25%,
                                  3/2/17                                                  527,451
    1,300,000         B+/Ba3      Green Mountain Coffee Roasters, Inc., Term Loan
                                  B, 0.0%, 11/18/16                                     1,308,938
    1,645,875         BB-/B1      Michael Foods Group, Inc., Term Loan B, 6.25%,
                                  6/29/16                                               1,666,448
    2,500,000         BB-/B2      Pierre Foods, Inc., Second Lien Term Loan,
                                  11.25%, 9/29/17                                       2,476,563
    3,600,000         B+/B1       Pierre Foods, Inc., First Lien Term Loan, 7.0013%,
                                  9/30/16                                               3,640,500
      800,000         BB/NR       Reynolds Group Holdings, Inc., Incremental Term
                                  Loan, 6.5%, 5/5/16                                      807,442
                                                                                      -----------
                                                                                      $11,593,010
                                                                                      -----------
                                  Total Food, Beverage & Tobacco                      $17,962,094
-------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 4.0%
                                  Household Products -- 2.8%
    1,597,886        BB-/Ba2      JohnsonDiversey, Inc., Tranche B Dollar Term
                                  Loan, 3.25%, 11/24/15                               $ 1,610,869

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  21

----------------------------------------------------------------------------------------------------
Principal           S&P/Moody's
Amount              Ratings
USD ($)             (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                                    Household Products -- (continued)
      993,750           B+/B1       Reynolds Group Holdings, Inc., U.S. Incremental
                                    Term Loan, 6.25%, 5/5/16                             $ 1,004,412
    1,382,555           BB-/B1      Reynolds Group Holdings, Inc., U.S. Term Loan,
                                    6.75%, 5/5/16                                          1,397,388
    2,706,667            B/B2       Spectrum Brands, Inc., Term Loan, 8.0%,
                                    6/16/16                                                2,766,722
      800,000           NR/Ba3      Viking Acquisition, Inc., Term Loan, 6.0%,
                                    11/5/16                                                  803,000
    1,009,822          BB-/Ba3      Yankee Candle Co., Inc., Term Loan, 2.26%,
                                    2/6/14                                                   990,004
                                                                                         -----------
                                                                                         $ 8,572,395
----------------------------------------------------------------------------------------------------
                                    Personal Products -- 1.2%
      969,925(a)        B-/B3       Appleseed's Intermediate Holdings, Inc., First Lien
                                    Term Loan, 4.26%, 4/30/13                            $   695,921
      400,000          BB-/Ba3      NBTY, Inc., Term Loan B, 4.49%, 10/1/17                  405,570
    2,487,500           B+/Ba3      Revlon Consumer Products Corp., Term Loan,
                                    4.0%, 3/11/15                                          2,493,709
                                                                                         -----------
                                                                                         $ 3,595,200
                                                                                         -----------
                                    Total Household & Personal Products                  $12,167,595
----------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 16.1%
                                    Health Care Equipment & Services -- 1.5%
      708,929            B/NR       Fenwal, Inc., First Lien Delayed Draw Term Loan,
                                    2.249%, 2/28/14                                      $   623,267
    4,135,714            B/NR       Fenwal, Inc., Initial First Lien Term Loan, 2.249%,
                                    2/28/14                                                3,635,983
      237,216         BBB-/Baa3     Fresenius SE, Tranche C-1 Dollar Term Loan,
                                    2.99%, 9/10/14                                           239,203
      135,504           BBB/NR      Fresenius SE, Tranche C-2 Term Loan, 2.99%,
                                    9/10/14                                                  136,639
                                                                                         -----------
                                                                                         $ 4,635,092
----------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 5.6%
    2,388,000            B/B1       Ardent Medical Services, Inc., Term Loan, 5.0%,
                                    9/15/15                                              $ 2,379,045
       56,563           BB/Ba3      CHS/Community Health Systems, Inc., Delayed
                                    Draw Term Loan, 0.0%, 7/25/14                             55,375
    1,100,368           BB/Ba3      CHS/Community Health Systems, Inc., Term
                                    Loan, 0.0%, 7/25/14                                    1,077,260
      248,057           BB-/NR      Hanger Orthopedic Group, Inc., Tranche B Term
                                    Loan, 0.02%, 5/26/13                                     249,142
    2,698,472           BB/Ba3      HCA, Inc., Tranche B-1 Term Loan, 2.5394%,
                                    11/18/13                                               2,648,016
    6,471,473           BB/Ba3      HCA, Inc., Tranche B-2 Term Loan, 3.5394%,
                                    3/31/17                                                6,404,720

The accompanying notes are an integral part of these financial statements.

22   Pioneer Floating Rate Trust | Annual Report | 11/30/10

---------------------------------------------------------------------------------------------------------
Principal                  S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- (continued)
          374,063              B/Ba3       Renal Advantage, Inc., Facility Term Loan B,
                                           4.49%, 6/3/16                                      $   375,699
        2,800,000              B+/Ba2      Sun Healthcare Group, Inc., Term Loan, 7.5%,
                                           10/18/16                                             2,777,250
        1,265,000             BB+/Ba2      Universal Health Services, Inc., Tranche B Term
                                           Loan, 4.0%, 11/15/16                                 1,281,143
                                                                                              -----------
                                                                                              $17,247,650
---------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 6.4%
          744,375             BB-/Ba3      Alliance HealthCare Services, Initial Term Loan,
                                           3.5%, 6/1/16                                       $   742,591
        1,488,750              BB-/B1      Butler Animal Health Supply LLC, Term Loan,
                                           3.5%, 12/31/15                                       1,496,194
        2,249,547              B-/B3       CCS Medical, Inc., First Lien Term Loan, 9.0%,
                                           3/31/15                                              2,005,842
          782,609(d)           NR/NR       CCS Medical, Inc., Second Lien Term Loan,
                                           11.0%, 3/31/16                                         495,000
        3,000,000             BB-/Ba2      Gentiva Health Services, Inc., Borrowing Term
                                           Loan B, 6.75%, 8/17/16                               3,028,125
        1,068,325             BB-/Ba3      Inventiv Health, Inc., Term Loan B, 6.5%, 8/4/16     1,076,004
        2,900,763             CCC-/B2      LifeCare Holdings, Term Loan, 4.25%, 8/10/12         2,770,229
        1,016,396(c)(d)       NR/Caa1      Medical Staffing Network, Inc., Second Lien Term
                                           Loan, 13.5%, 7/2/14                                    355,739
        2,985,000              NR/B1       Prime Healthcare Services, Inc., Term Loan B,
                                           7.25%, 4/28/15                                       2,880,525
        1,692,267              BB/Ba3      RehabCare Group, Inc., Term Loan B, 6.0%,
                                           11/24/15                                             1,703,266
        3,000,000              B+/B1       Rural/Metro Operating, Inc., Term Loan, 4.25%,
                                           11/24/16                                             3,033,099
                                                                                              -----------
                                                                                              $19,586,614
---------------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 1.7%
          463,089              BB-/B1      Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                           3.5063%, 4/24/15                                   $   456,248
        1,909,630              BB-/B1      Bausch & Lomb, Inc., Parent Term Loan,
                                           3.5271%, 4/24/15                                     1,881,419
        2,801,568              BB-/B1      Biomet, Inc., Dollar Term Loan, 3.281%,
                                           3/25/15                                              2,778,799
                                                                                              -----------
                                                                                              $ 5,116,466
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  23

---------------------------------------------------------------------------------------------------
Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                         Value
---------------------------------------------------------------------------------------------------
                                     Health Care Technology -- 0.9%
     1,500,000           B+/Ba3      MedAssets, Inc., Term Loan, 0.0%, 11/16/16         $ 1,510,313
     1,200,000            B/B2       Medical Card System, Inc., Term Loan, 12.0%,
                                     9/17/15                                              1,204,500
                                                                                        -----------
                                                                                        $ 2,714,813
                                                                                        -----------
                                     Total Health Care Equipment & Services             $49,300,635
---------------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS & BIOTECHNOLOGY &
                                     LIFE SCIENCES -- 2.7%
                                     Biotechnology -- 2.0%
     1,285,714           B+/B1       Generic Drug Holdings, Inc., Closing Date Term
                                     Loan, 6.5%, 4/8/16                                 $ 1,224,643
       176,786           B+/B1       Generic Drug Holdings, Inc., Delayed Draw Term
                                     Loan, 6.5%, 4/8/16                                     168,388
       400,000          BB-/Ba3      Grifols, Inc., Tranche B Term Loan, 0.0%,
                                     10/10/16                                               404,607
     1,950,000           B+/B1       HGI Holding, Inc., Initial Term Loan, 5.0%,
                                     10/1/16                                              1,962,187
       122,549           BB/Ba3      Warner Chilcott Co., Term Loan B-4, 6.5%,
                                     2/22/16                                                123,861
       322,393           BB/Ba3      Warner Chilcott Corp., Term Loan B-1, 6.25%,
                                     4/30/15                                                325,095
       536,842           BB/Ba3      Warner Chilcott Co., LLC, Term Loan B-2, 6.25%,
                                     4/30/15                                                541,342
       362,263           BB/B1       Warner Chilcott Co., Inc., Term Loan B-3, 6.25%,
                                     4/30/15                                                365,105
       667,881           BB/Ba3      Warner Chilcott Co., LLC, Term Loan A, 6.0%,
                                     10/30/14                                               669,134
       377,451           BB/Ba3      Warner Chilcott Co., LLC, Term Loan B-3, 6.5%,
                                     2/22/16                                                381,765
                                                                                        -----------
                                                                                        $ 6,166,127
---------------------------------------------------------------------------------------------------
                                     Pharmaceuticals -- 0.7%
     2,121,347(d)       CCC+/NR      Graceway Pharmaceuticals LLC, Mezzanine Loan,
                                     0.0%, 11/1/13                                      $    53,034
     1,929,449         BBB-/Baa3     Mylan, Inc., U.S. Tranche B Term Loan, 3.25%,
                                     10/2/14                                              1,933,966
       200,000          BB+/Baa3     Valeant Pharmaceuticals International, Inc., Term
                                     Loan B, 0.0%, 6/21/16                                  200,804
                                                                                        -----------
                                                                                        $ 2,187,804
                                                                                        -----------
                                     Total Pharmaceuticals & Biotechnology &
                                     Life Sciences                                      $ 8,353,931
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24   Pioneer Floating Rate Trust | Annual Report | 11/30/10

-----------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 2.9%
                                  Consumer Finance -- 0.8%
    2,500,000         B+/B2       AGFS Funding Co., Term Loan, 0.055%, 4/21/15      $ 2,524,220
-----------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 0.1%
      323,375         B+/Ba3      LPL Holdings, Inc., Term Loan, 3.75%, 6/28/17     $   327,417
-----------------------------------------------------------------------------------------------
                                  Other Diversified Financial Services -- 0.8%
    1,325,000          B/B2       IDS Acquisition Corp., Term Loan, 0.0%, 9/1/16    $ 1,331,625
    1,218,750         BB/B1       Ikaria Acquisition, Inc., First Lien Term Loan,
                                  7.0%, 5/14/16                                       1,152,227
                                                                                    -----------
                                                                                    $ 2,483,852
-----------------------------------------------------------------------------------------------
                                  Specialized Finance -- 1.2%
    1,778,454         B-/B1       Collect Acquisition Corp., Advance Term Loan B,
                                  5.0%, 5/15/13                                     $ 1,711,207
    1,990,000        BB+/Ba2      MSCI, Inc., Facility Term Loan, 3.25%, 6/1/16       2,002,438
                                                                                    -----------
                                                                                    $ 3,713,645
                                                                                    -----------
                                  Total Diversified Financials                      $ 9,049,134
-----------------------------------------------------------------------------------------------
                                  INSURANCE -- 1.8%
                                  Insurance Brokers -- 1.7%
      841,500          B/B2       HUB International, Ltd., Additional Term Loan,
                                  6.75%, 6/13/14                                    $   844,305
      855,356          B/B2       HUB International, Ltd., Delayed Draw Term Loan,
                                  2.7894%, 6/13/14                                      832,903
    3,101,888          B/B2       HUB International, Ltd., Initial Term Loan,
                                  2.7894%, 6/13/14                                    3,020,463
      495,000         B-/B3       USI Holdings Corp., New Term Loan Series C,
                                  5.0%, 5/5/14                                          489,226
                                                                                    -----------
                                                                                    $ 5,186,897
-----------------------------------------------------------------------------------------------
                                  Multi-Line Insurance -- 0.1%
      232,565         B-/B2       AMWINS Group, Inc., Initial Term Loan, 2.5%,
                                  6/8/13                                            $   218,030
                                                                                    -----------
                                  Total Insurance                                   $ 5,404,927
-----------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 1.8%
                                  Diversified Real Estate Investment Trust -- 1.4%
    5,000,000          D/Ca       Spirit Finance Corp., Term Loan, 3.2869%,
                                  8/1/13                                            $ 4,439,845
-----------------------------------------------------------------------------------------------
                                  Real Estate Development -- 0.2%
      597,000         B/Ba3       Ozburn-Hessey Holding Co. LLC, First Lien Term
                                  Loan,7.5%, 4/8/16                                 $   604,462
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  25

------------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                          Value
------------------------------------------------------------------------------------------------
                                 Specialized Real Estate Investment Trust -- 0.2%
     498,750         BB/Ba1      MPT Operating Partnership, L.P., Term Loan,
                                 3.5%, 5/17/16                                       $   498,750
                                                                                     -----------
                                 Total Real Estate                                   $ 5,543,057
------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 14.3%
                                 Application Software -- 2.7%
   1,589,773         B+/Ba2      Nuance Communications, Inc., Term Loan,
                                 1.75%, 3/29/13                                      $ 1,568,412
   3,509,527         B+/B1       Serena Software, Inc., Term Loan, 2.0%,
                                 3/11/13                                               3,421,789
     897,283         BB-/B1      Verint Systems, Inc., Term Loan, 5.28%, 5/25/14         895,881
   1,271,813         B+/B1       Vertafore, Inc., Term Loan, 6.75%, 7/29/16            1,278,807
   1,000,000        NR/Caa1      Vertafore, Inc., Term Loan, 9.75%, 10/29/17           1,008,125
                                                                                     -----------
                                                                                     $ 8,173,014
------------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced Services -- 1.3%
     500,000        BBB-/Ba1     Fidelity National Information Services, Inc., Term
                                 Loan B, 3.749%, 7/18/16                             $   502,500
   1,475,000         NR/B2       Fifth Third Processing, Inc., Term Loan, 0.0%,
                                 11/3/17                                               1,484,956
     945,984         B+/B1       First Data Corp., Initial Tranche B-2 Term Loan,
                                 3.0034%, 9/24/14                                        854,879
   1,179,874        BBB/Baa3     Lender Processing Services, Inc., Term Loan B,
                                 2.5%, 7/2/14                                          1,163,651
                                                                                     -----------
                                                                                     $ 4,005,986
------------------------------------------------------------------------------------------------
                                 Internet Software & Services -- 0.6%
   2,000,000          B/B1       Savvis Communications Corp., Term Loan, 6.75%,
                                 8/4/16                                              $ 2,026,000
------------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- 4.0%
     919,971          B/B1       Activant Solutions, Inc., Term Loan, 0.02%,
                                 5/2/13                                              $   907,321
   4,471,157         B+/B2       Keane International, Inc., Closing Date Term Loan,
                                 2.249%, 6/4/13                                        4,429,240
     348,837         B+/B2       Keane International, Inc., Synthetic LC Loan,
                                 2.249%, 6/4/13                                          345,567
   4,900,000         BB/Ba3      SunGard Data Systems, Inc., Incremental Term
                                 Loan, 3.749%, 2/28/14                                 4,931,644
   1,659,880         BB/Ba3      SunGard Data Systems, Inc., Tranche A U.S. Term
                                 Loan, 1.75%, 2/28/14                                  1,622,526
                                                                                     -----------
                                                                                     $12,236,298
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26   Pioneer Floating Rate Trust | Annual Report | 11/30/10

-------------------------------------------------------------------------------------------------
Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                          Value
-------------------------------------------------------------------------------------------------
                                  Systems Software -- 5.7%
    2,308,069         NR/B1       Applied Systems, Inc., Term Loan, 2.7563%,
                                  9/26/13                                             $ 2,293,644
    2,440,247        BB-/Ba3      Dealer Computer Services, Inc., Term Loan, 3.5%,
                                  4/21/17                                               2,448,788
    2,216,658         B+/B1       Infor Enterprise Solutions Holdings, Inc., Delayed
                                  Draw Term Loan, 3.749%, 7/28/12                       2,110,443
    2,791,206         B+/B1       Infor Enterprise Solutions Holdings, Inc., Dollar
                                  Tranche B-1 First Lien Term Loan, 0.275%,
                                  7/28/12                                               2,595,822
    4,248,855         B+/B1       Infor Enterprise Solutions Holdings, Inc., Initial
                                  U.S. Term Loan, 4.01%, 7/28/12                        4,045,262
    1,466,667         NR/NR       Infor Enterprise Solutions Holdings, Inc., Second
                                  Lien Delayed Draw Term Loan, 6.5063%, 3/2/14          1,047,200
    2,533,333       CCC+/Caa2     Infor Enterprise Solutions Holdings, Inc., Second
                                  Lien Initial Dollar Term Loan, 6.5063%, 3/2/14        1,748,000
      273,625         B+/B1       Telcordia Technologies, Inc., Term Loan, 5.0%,
                                  4/30/16                                                 276,147
    1,040,911         BB-/B1      Vangent, Inc., Term Loan, 0.02%, 2/14/13              1,014,889
                                                                                      -----------
                                                                                      $17,580,195
                                                                                      -----------
                                  Total Software & Services                           $44,021,493
-------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
                                  Communications Equipment -- 0.7%
      717,802         BB/Ba2      CommScope, Inc., Term Loan B, 2.5%,
                                  12/26/14                                            $   717,653
    1,488,750         BB/Ba3      TowerCo Finance LLC, Term Loan, 6.0%,
                                  11/24/14                                              1,506,119
                                                                                      -----------
                                                                                      $ 2,223,772
-------------------------------------------------------------------------------------------------
                                  Electronic Components -- 0.6%
       36,007        BB-/Ba2      Flextronics International, Ltd., A-1-B Delayed
                                  Draw Loan, 2.24%, 10/1/14                           $    35,530
    1,145,765        BB+/Ba2      Flextronics International, Ltd., A-3 Delayed Draw
                                  Loan, 2.24%, 10/1/14                                  1,128,579
      500,000         B-/B2       Generac Acquisition Corp., First Lien Term Loan,
                                  2.5%, 11/10/13                                          484,896
                                                                                      -----------
                                                                                      $ 1,649,005
-------------------------------------------------------------------------------------------------
                                  Electronic Equipment & Instruments -- 0.8%
      890,493        BB-/Ba2      Itron, Inc., Dollar Term Loan, 3.5%, 4/18/14        $   896,237
    1,543,513        BB-/Ba3      Scitor Corp., Term Loan, 4.51%, 9/26/14               1,511,678
                                                                                      -----------
                                                                                      $ 2,407,915
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  27

-----------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                        Value
-----------------------------------------------------------------------------------------------------
                                        Electronic Manufacturing Services -- 1.0%
       1,576,330           BB+/Ba3      Baldor Electric Co., Term Loan, 5.25%, 1/31/14    $ 1,585,192
         749,889            NR/B2       FCI USA, Inc., Facility Term Loan B-1, 3.6647%,
                                        11/1/13                                               716,144
         749,889            NR/B2       FCI USA, Inc., Facility Term Loan B-5-B,
                                        3.6647%, 11/1/13                                      716,144
                                                                                          -----------
                                                                                          $ 3,017,480
-----------------------------------------------------------------------------------------------------
                                        Technology Distributors -- 0.4%
       1,293,500             B/B1       Securus Technologies, Inc., Term Loan, 8.0%,
                                        10/31/14                                          $ 1,309,669
                                                                                          -----------
                                        Total Technology Hardware & Equipment             $10,607,841
-----------------------------------------------------------------------------------------------------
                                        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.6%
                                        Semiconductors -- 0.6%
       1,496,250           BB+/Ba2      Intersil Corp., Term Loan, 3.25%, 4/27/16         $ 1,507,472
         450,000            NR/Ba1      Microsemi Corp., Term Loan, 3.5%, 11/2/17             454,688
                                                                                          -----------
                                        Total Semiconductors & Semiconductor
                                        Equipment                                         $ 1,962,160
-----------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 7.6%
                                        Alternative Carriers -- 2.0%
       6,500,000            B+/B1       Level 3 Financing, Inc., Tranche A Term Loan,
                                        2.25%, 3/13/14                                    $ 6,060,086
-----------------------------------------------------------------------------------------------------
                                        Integrated Telecommunication Services -- 3.6%
     EURO 752,152            B/B2       Amsterdamse Beheer-EN Consultingmaatschappij
                                        B.V., Casema Facility Term Loan B-1, 3.5460%,
                                        9/15/14                                           $   966,346
     EURO 390,705           NR/B2       Amsterdamse Beheer-EN Consultingmaatschappij
                                        B.V., Casema Facility Term Loan B-2, 3.5460%,
                                        9/15/14                                               501,968
     EURO 857,143            B/B2       Amsterdamse Beheer-EN Consultingmaatschappij
                                        B.V., Kabelcom Facility Term Loan B, 3.5460%,
                                        9/15/14                                             1,101,236
     EURO 400,789            B/B2       Amsterdamse Beheer-EN Consultingmaatschappij
                                        B.V., Kabelcom Facility Term Loan C, 4.2960%,
                                        9/14/15                                               514,924
       1,000,000          CCC+/Caa1     Hargray Acquisition Co., Second Lien Term Loan,
                                        0.055%, 1/29/15                                       962,500
       3,952,634            B+/B1       Telesat Canada, U.S. Term I Loan, 3.0%,
                                        10/31/14                                            3,932,871
         339,511            B+/B1       Telesat Canada, U.S. Term II Loan, 3.0%,
                                        10/31/14                                              337,813
         742,288            B+/Ba1      Time Warner Telecom Holdings, Inc., Term Loan B,
                                        1.75%, 1/7/13                                         738,576
         653,265           BB-/Ba3      West Corp., Term Loan B-5, 4.25%, 7/15/16             654,898

The accompanying notes are an integral part of these financial statements.

28   Pioneer Floating Rate Trust | Annual Report | 11/30/10

--------------------------------------------------------------------------------------------------------------
Principal                      S&P/Moody's
Amount                         Ratings
USD ($)                        (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------------
                                               Integrated Telecommunication Services -- (continued)
           265,905                BB-/Ba3      West Corp., Term Loan B-2, 0.02375%,
                                               10/24/13                                           $    263,287
         1,169,030                BB+/Baa3     Windstream Corp., Tranche B-2 Term Loan,
                                               0.0275%, 12/17/15                                     1,163,673
                                                                                                  ------------
                                                                                                  $ 11,138,092
--------------------------------------------------------------------------------------------------------------
                                               Wireless Telecommunication Services -- 2.0%
           517,573                BB-/Ba1      MetroPCS Wireless, Inc., Tranche B Term Loan,
                                               2.24%, 11/3/13                                     $    513,125
         5,638,755                BB-/Ba1      MetroPCS Wireless, Inc., Tranche B-2 Term Loan,
                                               3.5%, 11/3/16                                         5,640,751
                                                                                                  ------------
                                                                                                  $  6,153,876
                                                                                                  ------------
                                               Total Telecommunication Services                   $ 23,352,054
--------------------------------------------------------------------------------------------------------------
                                               UTILITIES -- 4.6%
                                               Electric Utilities -- 4.4%
         1,754,777                 B+/B1       Coleto Creek Power, L.P., First Lien Synthetic LC
                                               Term Loan, 0.00%, 6/28/13                          $  1,681,661
         3,146,017                 B+/B1       Coleto Creek Power, L.P., First Lien Term Loan,
                                               3.006%, 6/28/13                                       3,014,932
         4,787,500                 NR/B1       Coleto Creek Power, L.P., Second Lien Term Loan,
                                               3.006%, 6/28/13                                       4,037,457
           881,057(a)(d)(e)        CC/Ca       GBGH LLC, First Lien Term Loan, 0.02%, 6/9/13           329,956
           308,605(a)(d)(e)        CC/Ca       GBGH, LLC, Second Lien Term Loan, 0.0%,
                                               6/9/14                                                    3,086
         5,742,073                 B+/B2       Texas Competitive Electric Holdings Co., LLC,
                                               Initial Tranche B-2 Term Loan, 3.5%, 10/10/14         4,452,392
                                                                                                  ------------
                                                                                                  $ 13,519,484
--------------------------------------------------------------------------------------------------------------
                                               Independent Power Producers & Energy Traders -- 0.2%
           504,821                 B+/B1       Calpine Corp., First Priority Term Loan, 3.165%,
                                               3/29/14                                            $    502,611
           275,941                BB-/Ba3      Mach Gen LLC, First Lien Synthetic LC Loan,
                                               0.25%, 2/22/13                                          257,544
                                                                                                  ------------
                                                                                                  $    760,155
                                                                                                  ------------
                                               Total Utilities                                    $ 14,279,639
--------------------------------------------------------------------------------------------------------------
                                               TOTAL SENIOR SECURED FLOATING RATE
                                               LOAN INTERESTS
                                               (Cost $456,548,027)                                $424,794,404
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  29

---------------------------------------------------------------------------------------------------------------------------
Principal                            S&P/Moody's
Amount                               Ratings
USD ($)                              (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------------------
                                                     CLAIMS -- 0.0% of Net Assets
                                                     CAPITAL GOODS -- 0.0%
                                                     Aerospace & Defense -- 0.0%
               1,200,000(a)(e)(g)        B+/B1       Northwest Airlines, Inc., ALPA Claim-Escrow, 0.0%          $        --
               2,500,000(a)(e)(g)        B+/B1       Northwest Airlines, Inc., Bell Atlantic Claim-
                                                     Escrow, 0.0%                                                        --
               2,500,000(a)(e)(g)        B+/B1       Northwest Airlines, Inc., EDC Claim-Escrow, 0.0%                    --
               2,130,600(a)(e)(g)        B+/B1       Northwest Airlines, Inc., Flight Attendant Claim-
                                                     Escrow, 0.0%                                                        --
               1,500,000(a)(e)(g)        B+/B1       Northwest Airlines, Inc., GE Claim-Escrow, 0.0%                     --
               1,264,500(a)(e)(g)        B+/B1       Northwest Airlines, Inc., IAM Claim-Escrow, 0.0%                    --
               1,404,900(a)(e)(g)       CCC+/B1      Northwest Airlines, Inc., Retiree Claim-Escrow,
                                                        0.0%                                                             --
                                                                                                                -----------
                                                     Total Capital Goods                                        $        --
---------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL CLAIMS
                                                     (Cost $0)                                                  $        --
---------------------------------------------------------------------------------------------------------------------------
                                                     CORPORATE NOTES -- 12.8% of Net Assets
                                                     ENERGY -- 1.1%
                                                     Oil & Gas Exploration & Production -- 0.9%
               2,490,000                 BB/B1       Denbury Resources, Inc., 8.25%, 2/15/20                    $ 2,714,100
---------------------------------------------------------------------------------------------------------------------------
                                                     Oil & Gas Drilling -- 0.2%
                 600,000                  A/A3       Offshore Group Investments Ltd., 11.5%,
                                                     8/1/15(144A)                                               $   633,000
                                                                                                                -----------
                                                     Total Energy                                               $ 3,347,100
---------------------------------------------------------------------------------------------------------------------------
                                                     MATERIALS -- 1.0%
                                                     Paper Products -- 1.0%
               1,750,000                 B+/B1       Appleton Papers, Inc., 10.5%, 6/15/15 (144A)               $ 1,715,000
                 600,000                 B+/B1       Cellu Tissue Holdings, Inc., 11.5%, 6/1/14                     703,500
                 650,000                  B/B3       Exopack Holdings Corp., 11.25%, 2/1/14                         669,500
                                                                                                                -----------
                                                     Total Materials                                            $ 3,088,000
---------------------------------------------------------------------------------------------------------------------------
                                                     CAPITAL GOODS -- 1.2%
                                                     Aerospace & Defense -- 0.8%
               1,850,000                 BB/NR       Spirit AeroSystems, Inc., 7.5%, 10/1/17                    $ 1,924,000
                 550,000                 BB/BA3      Digitalglobe, Inc., 10.5%, 5/1/14                              621,500
                                                                                                                -----------
                                                                                                                $ 2,545,500
---------------------------------------------------------------------------------------------------------------------------
                                                     Construction & Farm Machinery & Heavy Trucks -- 0.4%
               1,000,000                 B+/B3       Manitowoc Co., Inc., 9.5%, 2/15/18                         $ 1,070,000
                                                                                                                -----------
                                                     Total Capital Goods                                        $ 3,615,500
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30   Pioneer Floating Rate Trust | Annual Report | 11/30/10

--------------------------------------------------------------------------------------------------------------
Principal                        S&P/Moody's
Amount                           Ratings
USD ($)                          (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.0%
                                                 Auto Parts & Equipment -- 0.0%
             127,932                 NR/NR       Delphi International Holdings S.A.R.L, 12.0%,
                                                 10/6/14                                           $   132,410
                                                                                                   -----------
                                                 Total Automobiles & Components                    $   132,410
--------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 0.4%
                                                 Housewares & Specialties -- 0.4%
           1,000,000                BB-/BA3      Jarden Corp., 8.0%, 5/1/16                        $ 1,085,000
                                                                                                   -----------
                                                 Total Consumer Durables & Apparel                 $ 1,085,000
--------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.3%
                                                 Advertising -- 0.3%
             936,000                 B+/B2       MDC Partners, Inc., 11.0%, 11/1/16 (144A)         $ 1,034,280
                                                                                                   -----------
                                                 Total Media                                       $ 1,034,280
--------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 0.6%
                                                 Catalog Retail -- 0.6%
           1,825,000                BB+/BA2      QVC, Inc., 7.5%, 10/1/19 (144A)                   $ 1,916,250
                                                                                                   -----------
                                                 Total Retailing                                   $ 1,916,250
--------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS & BIOTECHNOLOGY &
                                                 LIFE SCIENCES -- 6.9%
                                                 Biotechnology -- 1.4%
           3,294,781(a)              NR/NR       Fosamprenavir Pharma, 15.5%,
                                                 6/15/18 (144A)                                    $ 3,162,990
           3,071,061(a)(b)(d)        NR/NR       Molecular Insight Pharmaceuticals, Inc., 8.344%,
                                                 11/16/12 (144A)                                     1,228,425
                                                                                                   -----------
                                                                                                   $ 4,391,415
--------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 5.5%
           9,429,000(a)              NR/NR       Azithromycin Royalty Sub LLC, 16.0%,
                                                 5/15/19 (144A)                                    $ 7,543,200
          12,458,538(a)(d)           NR/NR       Celtic Pharma Phinco B.V., 17.0%,
                                                 6/15/12 (144A)                                      6,229,269
             180,000(a)              B-/NR       Pharma V, 13.0%, 10/15/13 (144A)                      176,400
             468,713(a)(b)(d)        NR/NR       Pharma VI, 5.786%, 10/15/14 (144A)                    384,344
           1,355,462(a)(d)           NR/NR       Pharma X, 15.5%, 3/30/17 (144A)                     1,152,143
           1,500,000(a)(d)           NR/NR       TCD Pharma, 16.0%, 4/15/24 (144A)                   1,320,000
                                                                                                   -----------
                                                                                                   $16,805,356
                                                                                                   -----------
                                                 Total Pharmaceuticals & Biotechnology &
                                                 Life Sciences                                     $21,196,771
--------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.4%
                                                 Asset Management & Custody Banks -- 0.2%
             530,000                BB+/BAA3     Janus Capital Group, Inc., 6.25%, 6/15/12         $   553,549
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  31

---------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                      Value
---------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.1%
          200,000          BBB/BAA1     Capital One Financial Corp., 7.375%, 5/23/14    $   230,878
---------------------------------------------------------------------------------------------------
                                        Other Diversified Financial Services -- 0.1%
          500,000(b)        BB/NR       Lodestone Re, Ltd., 8.4%, 5/17/13 (144A)        $   511,450
                                                                                        -----------
                                        Total Diversified Financials                    $ 1,295,877
---------------------------------------------------------------------------------------------------
                                        INSURANCE -- 0.5%
                                        Reinsurance -- 0.5%
          250,000(b)        NR/NR       Muteki, Ltd., 4.845%, 5/24/11 (144A)            $   251,500
          500,000(b)        BB-/NR      Mystic Re, Ltd., 10.252%, 6/7/11 (144A)             522,600
          600,000(b)        BB-/NR      Residential Reinsurance 2008, Ltd., 7.002%,
                                        6/6/11 (144A)                                       615,480
                                                                                        -----------
                                        Total Insurance                                 $ 1,389,580
---------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 0.3%
                                        Specialized Real Estate Investment Trusts -- 0.3%
          750,000         BBB-/BAA2     Hospitality Properties Trust, 7.875%, 8/15/14   $   841,904
                                                                                        -----------
                                        Total Real Estate                               $   841,904
---------------------------------------------------------------------------------------------------
                                        TELECOMMUNICATION SERVICES -- 0.1%
                                        Integrated Telecommunication Services -- 0.1%
          300,000           BB/BA2      Frontier Communications Corp., 8.25%, 5/1/14    $   331,500
                                                                                        -----------
                                        Total Telecommunication Services                $   331,500
---------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE NOTES
                                        (Cost $47,800,644)                              $39,274,172
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                        COMMON STOCKS -- 5.5% of Net Assets
                                        ENERGY -- 0.0%
                                        Oil & Gas Drilling -- 0.0%
                138(a)(e)(g)            TARH E&P Holdings GP, LLP Class A Membership
                                        Interest                                        $        --
            130,056(a)(e)(g)            TARH E&P Holdings LP, Class A Partnership
                                        Interest                                              1,301
                                                                                        -----------
                                                                                        $     1,301
---------------------------------------------------------------------------------------------------
                                        Oil & Gas Equipment & Services -- 0.0%
            213,605(e)(g)               Value Creation, Inc.                            $    49,129
                                                                                        -----------
                                        Total Energy                                    $    50,430
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

32   Pioneer Floating Rate Trust | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------
Shares                                                                               Value
------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.2%
                                     Leisure Facilities -- 0.2%
           1,306(e)                  Lake at Las Vegas A Shares                      $   610,692
               9(e)                  Lake at Las Vegas B Shares                            4,226
                                                                                     -----------
                                     Total Consumer Services                         $   614,918
------------------------------------------------------------------------------------------------
                                     MATERIALS -- 0.4%
                                     Commodity Chemicals -- 0.4%
          57,050(g)                  Georgia Gulf Corp.                              $ 1,159,826
                                                                                     -----------
                                     Total Materials                                 $ 1,159,826
------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.1%
                                     Airlines -- 0.0%
           3,514(g)                  Delta Airlines, Inc.                            $    48,072
------------------------------------------------------------------------------------------------
                                     Trucking -- 0.1%
          12,887(g)                  SIRVA Worldwide, Inc.                           $   193,305
                                                                                     -----------
                                     Total Transportation                            $   241,377
------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 4.4%
                                     Auto Parts & Equipment -- 4.4%
             829(g)                  Delphi DIP Holdco LLP, Class B Subscription     $13,564,598
                                                                                     -----------
                                     Total Automobiles & Components                  $13,564,598
------------------------------------------------------------------------------------------------
                                     MEDIA -- 0.2%
                                     Broadcasting -- 0.2%
           5,325(g)                  Charter Communications, Inc.                    $   178,494
             376(e)                  New Young Broadcasting Holdings Co.                 563,248
                                                                                     -----------
                                     Total Media                                     $   741,742
------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                     Health Care Services -- 0.1%
          15,034(g)                  CCS Medical, Inc.                               $   165,374
                                                                                     -----------
                                     Total Health Care Equipment & Services          $   165,374
------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.1%
                                     Alternative Carriers -- 0.1%
          57,813                     Clearwire Corp.                                 $   405,847
                                                                                     -----------
                                     Total Telecommunication Services                $   405,847
------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.0%
                                     Electric Utilities -- 0.0%
           1,589(a)(e)(g)            GBGH, LLC Membership Interest                   $        16
                                                                                     -----------
                                     Total Utilities                                 $        16
------------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS
                                     (Cost $9,268,683)                               $16,944,128
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  33

-------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
-------------------------------------------------------------------------------------------------------
                                       LIQUIDATING TRUSTS -- 0.0% of Net Assets
                                       CONSUMER SERVICES -- 0.0%
                                       Hotels, Resorts & Cruise Lines -- 0.0%
          3,377,886(g)                 Yellowstone Mountain Club LLC, Liquidating Trust     $        --
                                                                                            -----------
                                       Total Consumer Services                              $        --
-------------------------------------------------------------------------------------------------------
                                       ENERGY -- 0.0%
                                       Oil & Gas Drilling -- 0.0%
          4,995,000(a)                 Crusader Energy Group, Inc., Liquidating Trust       $        --
                                                                                            -----------
                                       Total Energy                                         $        --
-------------------------------------------------------------------------------------------------------
                                       TOTAL LIQUIDATING TRUSTS
                                       (Cost $0)                                            $        --
-------------------------------------------------------------------------------------------------------
                                       RIGHTS/WARRANTS -- 0.5% of Net Assets
                                       CONSUMER SERVICES -- 0.0%
                                       Leisure Facilities -- 0.0%
                 38(e)                 Lake at Las Vegas C, 7/15/15                         $        --
                 52(e)                 Lake at Las Vegas D, 7/15/15                                  --
                 58(e)                 Lake at Las Vegas E, 7/15/15                                  --
                 66(e)                 Lake at Las Vegas F, 7/15/15                                  --
                 75(e)                 Lake at Las Vegas G, 7/15/15                                  --
                                                                                            -----------
                                                                                            $        --
                                                                                            -----------
                                       Total Consumer Services                              $        --
-------------------------------------------------------------------------------------------------------
                                       MEDIA -- 0.5%
                                       Broadcasting -- 0.5%
              1,018(e)                 New Young Broadcasting Holdings Co., 12/1/24         $ 1,524,964
                                                                                            -----------
                                       Total Media                                          $ 1,524,964
-------------------------------------------------------------------------------------------------------
                                       TELECOMMUNICATION SERVICES -- 0.0%
                                       Integrated Telecommunication Services -- 0.0%
        133,333(a)(e)(g)               Clearwire Corp., Exp. 5/17/11 (144A)                 $        --
                                                                                            -----------
                                       Total Telecommunication Services                     $        --
                                                                                            -----------
                                       TOTAL RIGHTS/WARRANTS
                                       (Cost $2,959,070)                                    $ 1,524,964
-------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------
                                       TEMPORARY CASH INVESTMENTS -- 4.6%
                                       of Net Assets
                                       Repurchase Agreements -- 4.6%
      3,530,000                        Barclays Plc, 0.22%, dated 11/30/10,
                                       repurchase price of $3,530,000 plus accrued
                                       interest on 12/1/10 collateralized by the
                                       following:
                                         $402,522 Federal Home Loan Mortgage Corp.,
                                           5.236%, 5/1/36

The accompanying notes are an integral part of these financial statements.

34   Pioneer Floating Rate Trust | Annual Report | 11/30/10

-------------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                                    Value
-------------------------------------------------------------------------------------------------------
                                       Repurchase Agreements -- (continued)

                                         $1,397,778 Freddie Mac Giant, 4.0% - 5.0%,
                                           10/1/30 - 11/1/40
                                         $1,800,302 U.S. Treasury Notes, 2.375%,
                                           7/31/17                                           $3,530,000
  1,765,000                            BNP Paribas SA, 0.23%, dated 11/30/10,
                                       repurchase price of $1,765,000 plus accrued
                                       interest on 12/1/10 collateralized by the
                                       following:
                                         $1,800,300 US Treasury Strip, 0.0%,
                                           5/15/29 - 11/15/29                                 1,765,000
  1,765,000                            BNP Paribas SA, 0.24%, dated 11/30/10,
                                       repurchase price of $1,765,000 plus accrued
                                       interest on 12/1/10 collateralized by the
                                       following:
                                         $1,135,401 Federal National Mortgage
                                           Association (ARM), 2.073% - 5.849%,
                                           11/1/34 - 4/1/38
                                         $416,899 Federal Home Loan Mortgage Corp.,
                                           5.512% - 6.173%, 11/1/37 - 7/1/38                  1,765,000
  1,765,000                            Deutsche Bank AG, 0.24%, dated 11/30/10,
                                       repurchase price of $1,765,000 plus accrued
                                       interest on 12/1/10 collateralized by the
                                       following:
                                         $1,800,300 Freddie Mac Giant, 5.5%,
                                           12/1/39                                            1,765,000
  1,765,000                            JPMorgan, Inc., 0.24%, dated 11/30/10,
                                       repurchase price of $1,765,000 plus accrued
                                       interest on 12/1/10 collateralized by the
                                       following:
                                         $1,800,300 Federal National Mortgage
                                           Association, 6.0%, 12/1/38                         1,765,000
  1,765,000                            SG Americas Securities LLC, 0.25%, dated
                                       11/30/10, repurchase price of $1,765,000 plus
                                       accrued interest on 12/1/10 collateralized by the
                                       following:
                                         $1,800,300 Federal National Mortgage
                                           Association, 4.0% - 5.5%,
                                           9/1/25 - 4/1/40                                    1,765,000
  1,765,000                            Societe Generale SA, 0.23%, dated 11/30/10,
                                       repurchase price of $1,765,000 plus accrued
                                       interest on 12/1/10 collateralized by the
                                       following:
                                         $1,800,301 U.S. Treasury Notes, 0.375% -
                                           3.125%, 10/31/12 - 10/31/16                        1,765,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  35

--------------------------------------------------------------------------
                                                              Value
--------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $14,120,000)                           $  14,120,000
--------------------------------------------------------------------------
                TOTAL INVESTMENTS IN SECURITIES -- 163.3%
                (Cost $537,089,764)(h)                       $ 501,586,632
--------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (3.9)%       $ (11,961,630)
--------------------------------------------------------------------------
                PREFERRED SHARES AT REDEMPTION VALUE,
                INCLUDING DIVIDENDS PAYABLE -- (59.4)%       $(182,487,997)
--------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO COMMON
                SHAREOWNERS -- 100.0%                        $ 307,137,005
==========================================================================

NR     Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2010.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2010, the value of these securities amounted to $40,424,314 or 13.2% of total net assets applicable to common shareowners.

(a) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $68,776,208. The aggregate fair value of $40,180,849 represents 13.1% of the total net assets applicable to common shareowners.

(b) Floating Rate Note. The rate shown is the coupon rate at November 30, 2010.

(c)    Security is in default and is non-income producing.

(d) Payment-in-Kind (PIK) security which may pay interest in additional principal amount.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Note 1A).

(f)    The company and agent bank are in the process of negotiating forbearance.

(g)    Non-income producing.

(h) At November 30, 2010, the net unrealized loss on investments based on cost for federal income tax purposes of $537,400,418 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $   20,304,131
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  (56,117,917)
                                                                                     --------------
       Net unrealized loss                                                           $  (35,813,786)
                                                                                     ==============

For financial reporting purposes net unrealized loss on investments was $35,503,132 and cost of investments aggregated $537,089,764.


The accompanying notes are an integral part of these financial statements.

36   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Purchases and sales of securities (excluding temporary cash investments) for the period ended November 30, 2010, aggregated $195,187,281 and $187,549,953, respectively.

Glossary of Terms:

LC -- Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD -- Australian Dollar
EURO -- Euro

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (see Note 1A) are categorized as Level 3.

The following is a summary of the inputs used as of November 30, 2010, in valuing the Trust's investments:

--------------------------------------------------------------------------------------------
                                       Level 1      Level 2        Level 3        Total
--------------------------------------------------------------------------------------------
Collateralized loan obligations       $      --    $        --    $ 4,928,964    $ 4,928,964
Senior secured floating rate loan
  interests (oil & gas drilling)             --      1,457,062      1,360,984      2,818,046
Senior secured floating rate loan
  interests (cable & satellite)              --     22,885,740     10,509,939     33,395,679
Senior secured floating rate loan
  interests (electric utilities)             --     13,186,442        333,042     13,519,484
Senior secured floating rate loan
  interests (other industries)               --    375,061,195             --    375,061,195
Claims                                       --             --             --             --
Corporate notes (biotechnology)              --             --      4,391,415      4,391,415
Corporate notes (pharmaceuticals)            --             --     16,805,356     16,805,356
Corporate notes (other industries)           --     18,077,401             --     18,077,401
Common stock (oil & gas drilling)            --             --          1,301          1,301
Common stock (oil & gas equipment
  & services)                                --             --         49,129         49,129
Common stock (leisure facilities)            --             --        614,918        614,918
Common stock (trucking)                      --        193,305             --        193,305
Common stock (auto parts &
  equipment)                                 --     13,564,598             --     13,564,598
Common stock (broadcasting)                  --        178,494        563,248        741,742
Common stock (health care services)          --        165,374             --        165,374
Common stock (electric utilities)            --             --             16             16
Common stock (other industries)       1,613,745             --             --      1,613,745
Liquidating trust                            --             --             --             --

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  37

--------------------------------------------------------------------------------------------
                                     Level 1        Level 2         Level 3       Total
--------------------------------------------------------------------------------------------
Rights/Warrants                     $        --   $         --    $ 1,524,964   $  1,524,964
Temporary cash investments                   --     14,120,000             --     14,120,000
--------------------------------------------------------------------------------------------
Total                               $ 1,613,745   $458,889,611     41,083,276   $501,586,632
============================================================================================
Other Financial Instruments*        $        --   $   (235,308)   $        --   $   (235,308)
--------------------------------------------------------------------------------------------

* Other Financial Instruments include net depreciation on unfunded corporate loans.

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):


---------------------------------------------------------------------------------------------------------------------------
                                                              Change in
                                                              unrealized        Net              Transfer in
                              Balance as      Realized        appreciation      purchases        and out of      Balance as
                              of 11/30/09     gain (loss)     (depreciation)(1) (sales)          Level 3*        of 11/30/10
---------------------------------------------------------------------------------------------------------------------------
Collateralized loan
  obligations                 $  4,485,650    $      --       $   455,443       $    (12,129)    $        --   $  4,928,964
Senior secured floating
  rate loan interests (oil
  & gas drilling)                1,275,323           --            (2,646)            88,307              --      1,360,984
Senior secured floating
  rate loan interests
  (cable & satellite)           10,509,939           --                --                 --              --     10,509,939
Senior secured floating
  rate loan interests
  (electric utilities)             413,755           --          (115,126)            34,413              --        333,042
Claims                               8,600           --            (8,600)                --              --             --
Corporate notes
    (biotechnology)              6,001,042           --        (1,084,162)          (525,465)             --      4,391,415
Corporate notes
  (pharmaceuticals)             21,965,041     (571,027)         (398,290)        (4,190,368)             --     16,805,356
Common stock (oil & gas
  drilling)                          1,302                               (1)              --                          1,301
Common stock (oil & gas
  equipment & services)                 --           --            48,916                213              --         49,129
Common stock
  (diversified chemicals)          206,500       39,290                --           (245,790)             --             --
Common stock (leisure
  facilities)                           --           --                --            614,918              --        614,918
Common stock
     (broadcasting)                206,250           --          (176,360)           739,608        (206,250)       563,248
Common stock (electric
  utilities)                            16           --                --                 --              --             16
Rights/Warrants                         --           --          (491,354)         2,002,318          14,000      1,524,964
---------------------------------------------------------------------------------------------------------------------------
Ending balance                $ 45,073,418    $(531,737)      $(1,772,180)      $ (1,493,975)    $  (192,250)  $ 41,083,276
===========================================================================================================================

(1) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

*   Transfers are calculated at date of transfer.

The accompanying notes are an integral part of these financial statements.


38   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Statement of Assets and Liabilities | 11/30/10


ASSETS:
  Investments in securities, at value (cost $537,089,764)               $501,586,632
  Foreign currencies, at value (cost $10,340)                                 10,341
  Receivables --
   Investment securities sold                                                 12,507
   Interest                                                                4,292,702
   Commitment fees                                                             2,030
   Reinvestment of distributions                                             118,887
  Prepaid expenses                                                            18,613
  Other assets                                                                50,506
------------------------------------------------------------------------------------
     Total assets                                                       $506,092,218
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $ 11,335,725
  Depreciation on unfunded corporate loans - net                             235,308
  Unamortized facility fees                                                  167,331
  Due to custodian                                                         4,039,765
  Due to affiliates                                                          350,856
  Accrued expenses                                                           338,231
------------------------------------------------------------------------------------
     Total liabilities                                                  $ 16,467,216
------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298 shares,
   including dividends payable of $37,997                               $182,487,997
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                       $462,945,590
  Undistributed net investment income                                      2,174,206
  Accumulated net realized loss on investments and foreign currency
   transactions                                                         (122,243,209)
  Net unrealized loss on investments                                     (35,738,440)
  Net unrealized loss on foreign currency assets and liabilities
   denominated in foreign currencies                                          (1,142)
------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                        $307,137,005
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $307,137,005/24,536,526 common shares                        $      12.52
====================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  39

Statement of Operations

For the Year Ended 11/30/10



INVESTMENT INCOME:
  Interest                                                          $  33,134,030
  Facility and other fees                                                 559,889
-----------------------------------------------------------------------------------------------------
     Total investment income                                                            $  33,693,919
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   3,347,528
  Administrative reimbursements                                           524,325
  Transfer agent fees and expenses                                         12,000
  Shareowner communication expenses                                        70,960
  Auction agent fees                                                      464,230
  Custodian fees                                                           35,714
  Registration fees                                                        23,838
  Professional fees                                                       340,656
  Printing expenses                                                        56,118
  Trustees' fees                                                           14,454
  Pricing fees                                                             64,673
  Miscellaneous                                                           198,585
-----------------------------------------------------------------------------------------------------
   Total expenses                                                                       $   5,153,081
-----------------------------------------------------------------------------------------------------
     Net investment income                                                              $  28,540,838
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                      $ (31,184,292)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                        345,861       $ (30,838,431)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) from:
   Investments                                                      $  53,547,975
   Unfunded corporate loans                                               397,135
   Foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                      4,272       $  53,949,382
-----------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                            $  23,110,951
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS
FROM NET INVESTMENT INCOME:                                                             $  (2,785,433)
-----------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                            $  48,866,356
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

40   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Statement of Changes in Net Assets

For the Years Ended 11/30/10 and 11/30/09, respectively

------------------------------------------------------------------------------------------------------
                                                                      Year               Year
                                                                      Ended              Ended
                                                                      11/30/10           11/30/09
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $ 28,540,838       $ 27,553,560
Net realized loss on investments and foreign currency
  transactions                                                         (30,838,431)       (50,368,659)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                 53,949,382        122,291,286
Distributions to preferred shareowners from net
  investment income                                                     (2,785,433)        (2,948,076)
------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                            $ 48,866,356       $ 96,528,111
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.883 and $1.117 per share, respectively)                        $(21,602,243)      $(27,292,353)
Tax return of capital
   ($0.000 and $0.053 per share, respectively)                                  --         (1,288,580)
------------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                        $(21,602,243)      $(28,580,933)
------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                         $  1,308,271                 --
------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions              $  1,308,271                 --
------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners                                                      $ 28,572,384       $ 67,947,178
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                     $278,564,621       $210,617,443
------------------------------------------------------------------------------------------------------
End of year                                                           $307,137,005       $278,564,621
------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income      $  2,174,206       $ (2,218,618)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  41

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year          Year          Year          Year         Year
                                                               Ended         Ended         Ended         Ended        Ended
                                                               11/30/10      11/30/09      11/30/08      11/30/07     11/30/06
------------------------------------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                            $ 11.40       $  8.62      $   18.07     $   19.66    $   19.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                          $  1.17       $  1.13      $    1.88     $    2.30    $    2.20
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                                     0.94         2.94           (8.88)       (1.47)         0.52
 Dividends and distributions to preferred
  shareowners from:
  Net investment income                                           (0.11)       (0.12)          (0.37)       (0.51)        (0.46)
  Net realized gains                                                  --           --          (0.03)        0.00(b)       --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations           $  2.00       $ 3.95       $   (7.40)    $   0.32     $    2.26
Distributions to common shareowners from:
 Net investment income                                            (0.88)       (1.12)          (1.70)       (1.91)        (1.63)
 Net realized gains                                                  --           --           (0.35)        0.00(b)      (0.05)
 Tax return of capital                                               --        (0.05)            --            --           --
Capital charge with respect to issuance of:
 Common shares                                                       --           --             --            --           --
 Preferred shares                                                    --           --             --            --          0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  1.12       $  2.78      $   (9.45)    $   (1.59)   $    0.58
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                               $ 12.52       $ 11.40      $    8.62     $   18.07    $   19.66
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period(c)                                  $ 13.16       $ 11.54      $    6.90     $   16.79    $   18.95
====================================================================================================================================
Total return at market value(d)                                   22.63%       91.01%        (52.10)%      ( 2.02)%      20.94%
Ratios to average net assets of common shareowners
 Net expenses(e)                                                   1.74%        2.03%          1.60%         1.40%        1.38%
 Net investment income before preferred share dividends            9.66%       11.79%         12.61%        11.92%       11.37%
 Preferred share dividends                                         0.94%        1.26%          2.47%         2.66%        2.39%

The accompanying notes are an integral part of these financial statements.

42   Pioneer Floating Rate Trust | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year           Year           Year         Year         Year
                                                                   Ended          Ended          Ended        Ended        Ended
                                                                   11/30/10       11/30/09       11/30/08     11/30/07     11/30/06
------------------------------------------------------------------------------------------------------------------------------------
Net investment income available to common shareowners                  8.72%         10.53%         10.14%        9.26%        8.98%
Portfolio turnover                                                       40%            32%            31%          80%          75%
Net assets of common shareowners, end of period (in thousands)     $307,137       $278,565       $210,617     $441,493     $478,255
Preferred shares outstanding (in thousands)                        $182,450       $182,450       $204,475     $234,500     $234,500
Asset coverage per preferred share, end of period                  $ 67,090       $ 63,175       $ 50,758     $ 72,067     $ 76,000
Average market value per preferred share(f)                        $ 25,000       $ 25,000       $ 25,000     $ 25,000     $ 25,000
Liquidation value, including dividends payable, per
 preferred share                                                   $ 25,005       $ 25,005       $ 25,007     $ 25,009     $ 25,013
Ratios to average net assets of common shareowners before
 waivers and  reimbursement of expenses
 Net expenses(e)                                                       1.74%          2.03%          1.60%        1.40%        1.40%
 Net investment income before preferred share dividends                9.66%         11.79%         12.61%       11.92%       11.35%
 Preferred share dividends                                             0.94%          1.26%          2.47%        2.66%        2.39%
 Net investment income available to common shareowners                 8.72%         10.53%         10.14%        9.26%        8.96%
====================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f) Market value is redemption value without an active market.


The information above represents the operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  43

Notes to Financial Statements | 11/30/10

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's investment risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Trust's investments in certain foreign markets or countries with limited or developing markets may subject the Trust to a greater degree of risk than in a


44   Pioneer Floating Rate Trust | Annual Report | 11/30/10
developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Senior floating rate loan interests (Senior Loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10 45 security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At November 30, 2010, twenty-seven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 4.9% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax returns


46   Pioneer Floating Rate Trust | Annual Report | 11/30/10
   for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investments and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2010, the Trust reclassified $239,662 to increase undistributed net investment income and $239,662 to increase accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

   The Trust has elected to defer $20,412,580 in capital losses realized between November 1, 2010 and November 30, 2010 to its fiscal year ending November 30, 2011.

   At November 30, 2010, the Trust had a capital loss carryforward of $101,854,514 of which the following amounts will expire between 2016 and 2018 if not utilized: $27,976,876 in 2016, $62,461,978 in 2017 and $11,415,660 in
   2018.

   The tax character of current year distributions paid to common and preferred shareowners during the years ended November 30, 2010 and November 30, 2009 was as follows:


--------------------------------------------------------------------------------
                                                          2010             2009
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                 $24,387,676      $30,240,429
   Tax return of capital                                    --        1,288,580
--------------------------------------------------------------------------------
      Total distribution                           $24,387,676      $31,529,009
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010.


--------------------------------------------------------------------------------
                                                                          2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                    $ (101,854,514)
   Post-October loss deferred                                      (20,412,580)
   Distributions payable                                               (37,997)
   Unrealized depreciation                                         (35,813,786)
--------------------------------------------------------------------------------
      Total                                                     $ (158,118,877)
================================================================================


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  47

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, book/tax differences in the accrual of income on securities in default and the realization of unrealized gain on investments in passive foreign investment companies.


D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


E. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividend in common shares of the Trust on terms that differ from the terms of the plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If,


48   Pioneer Floating Rate Trust | Annual Report | 11/30/10
   on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2010, the net management fee was equivalent to 0.70% of the Trust's average daily managed assets, which was equivalent to 1.13% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2010, $350,856 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a



                      Pioneer Floating Rate Trust | Annual Report | 11/30/10 49 monthly fee at an annual rate of 0.07% of the Trust's monthly managed assets up to $500 million and 0.03% for monthly managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton received compensation directly from the Trust for providing such services.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.


4. Unfunded Loan Commitments

As of November 30, 2010, the Trust had unfunded loan commitments of $2,445,348, (excluding unrealized depreciation on those commitments of $235,308 as of November 30, 2010) which could be extended at the option of the borrower, pursuant to the following loan agreements:


--------------------------------------------------------------------------------
                                                                  Unfunded Loan
 Borrower                                                         Commitment
--------------------------------------------------------------------------------
 Delphi Holdings LLP, Tranche A-1 Loan                            $   32,763
 Delphi Holdings LLP, Tranche A-2 Loan                            $   76,447
 Delphi Holdings LLP, Tranche B-1A Loan                           $  331,844
 Delphi Holdings LLP, Tranche B-2A Loan                           $  774,303
 Sirva Worldwide, Inc., Revolving Credit Loan                     $1,229,991



50   Pioneer Floating Rate Trust | Annual Report | 11/30/10

In addition, the Trust had the following bridge loan commitments outstanding as of November 30, 2010:


---------------------------------------------------------------------------------------

                                                                             Net
                                                                             Unrealized
 Loan                           Shares         Cost            Value         Gain
---------------------------------------------------------------------------------------
 Commscope, Inc., Bridge
  Loan, 0.0%, 4/29/11           2,500,000      $2,500,000      $2,500,000        $--
 Polymer Group, Inc., Bridge
  Loan, 0.0%, 10/4/15           1,150,000      $1,150,000      $1,150,000        $--
---------------------------------------------------------------------------------------
    Total                       3,650,000      $3,650,000      $3,650,000        $--
=======================================================================================

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended November 30, 2010 and year ended November 30, 2009 were as follows:


--------------------------------------------------------------------------------
                                                            11/10          11/09
--------------------------------------------------------------------------------
 Shares outstanding at beginning of year               24,428,148     24,428,148
 Reinvestment of distributions                            108,378             --
--------------------------------------------------------------------------------
 Shares outstanding at end of year                     24,536,526     24,428,148
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2010, there were 7,298 AMPS as follows: Series M7-2,434, Series W7-2,432 and Series TH7-2,432.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.458% to 1.583% during the year ended November 30, 2010.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10 51 unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


6. Pending Litigation

The Trust is currently involved in litigation matters relating to Trust investments. The Trust believes these claims are without merit and is defending both vigorously. At November 30, 2010, it is reasonably possible that adverse outcomes may result. Currently, the amount of either judgment cannot be reasonably estimated.


7. Subsequent Events

Subsequent to November 30, 2010, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.0725 per common share payable December 20, 2010 to common shareowners of record on December 13, 2010.


Subsequent to November 30, 2010, dividends declared and paid on preferred shares totaled $424,210 in aggregate for the three outstanding preferred share series through January 26, 2011.

In preparing these financials statements, PIM has evaluated the impact of all events and transaction for potential recognition or disclosure, and has determined that other than disclosed above, there were no subsequent events requiring recognition or disclosure in the financials statements.


52   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Report of Independent Registered Public Accounting Firm


To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                            /s/ Ernst & Young, LLP

Boston, Massachusetts
January 26, 2011

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  53

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principal risk factors associated with investment in the Trust.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust may purchase, from time to time, its common shares in the open market.


Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2010 shareowners of Pioneer Floating Rate Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:


Proposal 1 -- To elect Class I Trustees.



--------------------------------------------------------------------------------
 Nominee                                            For               Withheld
--------------------------------------------------------------------------------
 David R. Bock                                      19,457,032         563,304
 Stephen K. West                                    19,449,620         570,716
 John F. Cogan, Jr.+                                2,338                  325

------------------
+ Elected by Preferred Shares only

54   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2010 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Trust were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10 55 attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2010, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2010, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted that the yield of the Trust compared favorably to the yield of the Trust's benchmark as of June 30, 2010. The Trustees reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees discussed the reasons for the Trust's underperformance in respect of total return with PIM in view of the Trust's investment approach and the market conditions present during the relevant periods. The Trustees noted that PIM assumed sole responsibility for the Trust's assets effective January 1, 2009 and agreed that they would continue to monitor the performance of the Trust closely.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee rate based on common shares assets for the twelve months ended June 30, 2010 was in the fifth


56   Pioneer Floating Rate Trust | Annual Report | 11/30/10
quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered the effect of leverage on the Trust's management fee relative to its peers by reviewing the management fee ratios of the Trust and its peers based on managed assets rather than common shares assets. They noted that, on that basis, the Trust's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the Trust's peer group for the comparable period. The Trustees also considered that the Trust's expense ratio based on common shares assets for the twelve months ended June 30, 2010 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Trust's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10 57 concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


58   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
State Street Bank and Trust Company


Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  59

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Trust  and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.  Chairman of     Class I Trustee since      Non-Executive Chairman and a director of      None
(84)*               the Board,      2004. Term expires in      Pioneer Investment Management USA Inc.
                    Trustee and     2013. Serves until         ("PIM-USA"); Chairman and a director of
                    President       elected by Preferred       Pioneer; Chairman and Director of
                                    Shares only.               Pioneer Institutional Asset Management,
                                                               Inc. (since 2006); Director of Pioneer
                                                               Alternative Investment Management
                                                               Limited (Dublin); President and a
                                                               director of Pioneer Alternative
                                                               Investment Management (Bermuda) Limited
                                                               and affiliated funds; Deputy Chairman
                                                               and a director of Pioneer Global Asset
                                                               Management S.p.A. ("PGAM") (until April
                                                               2010); Director of PIOGLOBAL Real Estate
                                                               Investment Fund (Russia) (until June
                                                               2006); Director of Nano-C, Inc. (since
                                                               2003); Director of Cole Management Inc.
                                                               (since 2004); Director of Fiduciary
                                                               Counseling, Inc.; President and Director
                                                               of Pioneer Funds Distributor, Inc.
                                                               ("PFD") (until May 2006); President of
                                                               all of the Pioneer Funds; and Of
                                                               Counsel, Wilmer Cutler Pickering Hale
                                                               and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury Trustee and     Class II Trustee since     Director, CEO and President of PIM-USA        None
(52)*               Executive       2007. Term expires in      (since February 2007); Director and
                    Vice President  2011.                      President of Pioneer and Pioneer
                                                               Institutional Asset Management, Inc.
                                                               (since February 2007); Executive Vice
                                                               President of all of the Pioneer Funds
                                                               (since March 2007); Director of PGAM
                                                               (2007 - 2010); Head of New Europe
                                                               Division, PGAM (2000 - 2005); and Head
                                                               of New Markets Division, PGAM (2005 -
                                                               2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

60   Pioneer Floating Rate Trust | Annual Report | 11/30/10

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Trust  and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (66)  Trustee         Class I Trustee since      Interim Chief Executive Officer, Oxford       Director of The
                                    2005. Term expires in      Analytica, Inc. (privately held research      Swiss Helvetia Fund,
                                    2013.                      and consulting company) (2010 -               Inc. (closed-end
                                                               present); Managing Partner, Federal City      fund) (2010 -
                                                               Capital Advisors (corporate advisory          present); Director
                                                               services company) (1997 - 2004 and 2008       of Enterprise
                                                               - present); Executive Vice President and      Community
                                                               Chief Financial Officer, I-trax, Inc.         Investment, Inc.
                                                               (publicly traded health care services         (privately held
                                                               company) (2004 - 2007); and Executive         affordable housing
                                                               Vice President and Chief Financial            finance company)
                                                               Officer, Pedestal Inc. (internet-based        (1985 - present);
                                                               mortgage trading company) (2000 - 2002)       Director of Oxford
                                                                                                             Analytica, Inc.
                                                                                                             (2008 - present);
                                                                                                             and Director of New
                                                                                                             York Mortgage Trust
                                                                                                             (publicly traded
                                                                                                             mortgage REIT) (2004
                                                                                                             - 2009)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)   Trustee         Class III Trustee since    President, Bush International, LLC            Director of Marriott
                                    2004. Term expires in      (international financial advisory firm)       International, Inc.
                                    2012.                      (1991 - present); Managing Director,          (2008 - present);
                                                               Federal Housing Finance Board (oversight      Director of Discover
                                                               of Federal Home Loan Bank system) (1989       Financial Services
                                                               - 1991); Vice President and Head of           (credit card issuer
                                                               International Finance, Federal National       and electronic
                                                               Mortgage Association (1988 - 1989); U.S.      payment services)
                                                               Alternate Executive Director,                 (2007 - present);
                                                               International Monetary Fund (1984 -           Former Director of
                                                               1988); Executive Assistant to Deputy          Briggs & Stratton
                                                               Secretary of the U.S. Treasury, U.S.          Co. (engine
                                                               Treasury Department (1982 - 1984); and        manufacturer) (2004
                                                               Vice President and Team Leader in             - 2009); Director of
                                                               Corporate Banking, Bankers Trust Co.          UAL Corporation
                                                               (1976 - 1982)                                 (airline holding
                                                                                                             company) (2006 -
                                                                                                             present); Director
                                                                                                             of Man-Tech
                                                                                                             International
                                                                                                             Corporation
                                                                                                             (national security,

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  61

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Trust  and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62) (continued)                                                                                defense, and
                                                                                                             intelligence
                                                                                                             technology firm)
                                                                                                             (2006 - present);
                                                                                                             Member, Board of
                                                                                                             Governors,
                                                                                                             Investment Company
                                                                                                             Institute (2007 -
                                                                                                             present); Former
                                                                                                             Director of Brady
                                                                                                             Corporation (2000 -
                                                                                                             2007); Former
                                                                                                             Director of Mortgage
                                                                                                             Guaranty Insurance
                                                                                                             Corporation (1991 -
                                                                                                             2006); Former
                                                                                                             Director of
                                                                                                             Millennium
                                                                                                             Chemicals, Inc.
                                                                                                             (commodity
                                                                                                             chemicals) (2002 -
                                                                                                             2005); Former
                                                                                                             Director, R.J.
                                                                                                             Reynolds Tobacco
                                                                                                             Holdings, Inc.
                                                                                                             (tobacco) (1999 -
                                                                                                             2005); and Former
                                                                                                             Director of Texaco,
                                                                                                             Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.         Trustee         Class II Trustee since     William Joseph Maier Professor of             Trustee, Mellon
Friedman (66)                       September, 2008.           Political Economy, Harvard University         Institutional Funds
                                    Term expires in 2011.      (1972 - present)                              Investment Trust and
                                                                                                             Mellon Institutional
                                                                                                             Funds Master
                                                                                                             Portfolio (oversaw
                                                                                                             17 portfolios in
                                                                                                             fund complex) (1989
                                                                                                             - 2008)
------------------------------------------------------------------------------------------------------------------------------------

62   Pioneer Floating Rate Trust | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Trust  and Term of Office         Principal Occupation                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.       Trustee         Class II Trustee since     Founding Director, Vice-President and         None
Graham (63)                         2004. Term expires in      Corporate Secretary, The Winthrop Group,
                                    2011.                      Inc. (consulting firm) (1982 - present);
                                                               Desautels Faculty of Management, McGill
                                                               University (1999 - present); and Manager
                                                               of Research Operations and
                                                               Organizational Learning, Xerox PARC,
                                                               Xerox's Advance Research Center (1990 -
                                                               1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     Trustee         Class III Trustee since    Chairman and Chief Executive Officer,         Director, Broadridge
(60)                                2006. Term expires in      Quadriserv, Inc. (technology products         Financial
                                    2012.                      for securities lending industry) (2008 -      Solutions, Inc.
                                                               present); Private investor (2004 -            (investor
                                                               2008); and Senior Executive Vice Presi-       communications and
                                                               dent, The Bank of New York (financial         securities
                                                               and securities services) (1986 - 2004)        processing provider
                                                                                                             for financial
                                                                                                             services industry)
                                                                                                             (2009 - present);
                                                                                                             and Director,
                                                                                                             Quadriserv, Inc.
                                                                                                             (2005 - present)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret Trustee         Class III Trustee since    President and Chief Executive Officer,        Director of New
(62)                                2004. Term expires in      Newbury, Piret & Company, Inc.                America High Income
                                    2012. Elected by Pre-      (investment banking firm) (1981 -             Fund, Inc.
                                    ferred Shares only.        present)                                      (closed-end
                                                                                                             investment company)
                                                                                                             (2004 - present);
                                                                                                             and Member, Board of
                                                                                                             Governors,
                                                                                                             Investment Company
                                                                                                             Institute (2000 -
                                                                                                             2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West     Trustee         Class I Trustee since      Senior Counsel, Sullivan & Cromwell LLP       Director, The Swiss
(82)                                2004. Term expires in      (law firm) (1998 - present); and              Helvetia Fund, Inc.
                                    2013.                      Partner, Sullivan & Cromwell LLP (prior       (closed-end
                                                               to 1998)                                      investment company);
                                                                                                             and Director,
                                                                                                             AMVESCAP, PLC
                                                                                                             (investment manager)
                                                                                                             (1997 - 2005)
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  63

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Trust  and Term of Office         Principal Occupation                          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Secretary       Since 2010. Serves at      Vice President and Associate General          None
Kelley (45)                         the discretion of the      Counsel of Pioneer since January 2008
                                    Board.                     and Secretary of all of the Pioneer
                                                               Funds since June 2010; Assistant
                                                               Secretary of all of the Pioneer Funds
                                                               from September 2003 to May 2010; and
                                                               Vice President and Senior Counsel of
                                                               Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan   Assistant       Since 2010. Serves at      Fund Governance Director of Pioneer           None
(49)                Secretary       the discretion of the      since December 2006 and Assistant
                                    Board.                     Secretary of all the Pioneer Funds since
                                                               June 2010; Manager-Fund Governance of
                                                               Pioneer from December 2003 to November
                                                               2006; and Senior Paralegal of Pioneer
                                                               from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (47)   Assistant       Since 2010. Serves at      Counsel of Pioneer since June 2007 and        None
                    Secretary       the discretion of the      Assistant Secretary of all the Pioneer
                                    Board.                     Funds since June 2010; and Vice
                                                               President and Counsel at State Street
                                                               Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Treasurer       Since 2008. Serves at      Vice President -- Fund Accounting,            None
(50)                                the discretion of the      Administration and Controllership
                                    Board.                     Services of Pioneer; and Treasurer of
                                                               all of the Pioneer Funds since March
                                                               2008; Deputy Treasurer of Pioneer from
                                                               March 2004 to February 2008; Assistant
                                                               Treasurer of all of the Pioneer Funds
                                                               from March 2004 to February 2008; and
                                                               Treasurer and Senior Vice President, CDC
                                                               IXIS Asset Management Services, from
                                                               2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant       Since 2004. Serves at      Assistant Vice President -- Fund              None
(45)                Treasurer       the discretion of the      Accounting, Administration and
                                    Board.                     Controllership Services of Pioneer; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)  Assistant       Since 2004. Serves at      Fund Accounting Manager -- Fund               None
                    Treasurer       the discretion of the      Accounting, Administration and
                                    Board.                     Controllership Services of Pioneer; and
                                                               Assistant Treasurer of all of the
                                                               Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

64   Pioneer Floating Rate Trust | Annual Report | 11/30/10

------------------------------------------------------------------------------------------------------------------------------------
                    Position Held   Length of Service                                                        Other Directorships
Name and Age        with the Trust  and Term of Office         Principal Occupation                          Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson    Assistant       Since 2009. Serves at      Fund Administration Manager -- Fund           None
(30)                Treasurer       the discretion of the      Accounting, Administration and
                                    Board.                     Controllership Services since November
                                                               2008; Assistant Treasurer of all of the
                                                               Pioneer Funds since January 2009; and
                                                               Client Service Manager -- Institutional
                                                               Investor Services at State Street Bank
                                                               from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley     Chief           Since 2010. Serves at      Chief Compliance Officer of Pioneer and       None
(58)                Compliance      the discretion of the      of all the Pioneer Funds since March
                    Officer         Board                      2010; Director of Adviser and Portfolio
                                                               Compliance at Pioneer since October
                                                               2005; and Senior Compliance Officer for
                                                               Columbia Management Advisers, Inc. from
                                                               October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------


                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  65

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66   Pioneer Floating Rate Trust | Annual Report | 11/30/10

                           This page for your notes.







                      Pioneer Floating Rate Trust | Annual Report | 11/30/10  67

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68   Pioneer Floating Rate Trust | Annual Report | 11/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935



Or write to AST:
---------------------------------------------   ------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560
Website                                         www.amstock.com

For additional information, please contact your investment advisor or visit our website at www.pioneerinvestments.com.

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $74,486 in 2010 and approximately
$84,000 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Fund's audit related services totaled approximately $9,652 and $9,650 in 2010 and 2009, respectively.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2010 and $8,290 in 2009.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees
There were no fees for other services
provided to the Trust during the fiscal years ended
November 30, 2010 and 2009.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November
30, 2010 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $17,942 in 2010 and $17,940 in 2009.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2010. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     2                 $420,269,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 0                   N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $42,709,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

 o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Credit Suisse (CS) Leveraged Loan Index As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of November 30, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- -------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
Jonathan Sharkey                         A
---------------------------------------- -------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 28, 2011

* Print the name and title of each signing officer under his or her signature.